As Filed with the Securities and Exchange Commission on April 29, 2021

REGISTRATION NO. 333-168710

811-05846

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 20

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 148

DELAWARE LIFE VARIABLE ACCOUNT F

(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY

(Name of Depositor)

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (844) 448-3519

Michael S. Bloom, Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2021 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

APRIL 30, 2021

MASTERS CHOICE II PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. You may choose among a number of fixed and variable investment options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds

CTIVPSM - Loomis Sayles Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II

Putnam VT Large Cap Value Fund, Class IB

Rational Trend Aggregation VA Fund

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 4

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

Rational Insider Buying VA Fund

International/Global Equity Funds

First Eagle Overseas Variable Fund

Invesco V.I. Global Fund, Series II Shares

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Intrinsic Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

PIMCO StocksPLUS® Global Portfolio, Advisor Class

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty/Sector Funds

MFS® Utilities Series, Service Class

PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Franklin Income VIP Fund, Class 4

Franklin Mutual Shares VIP Fund, Class 4

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class

MFS® Global Tactical Allocation Portfolio, Service Class

MFS® Growth Allocation Portfolio, Service Class

MFS® Moderate Allocation Portfolio, Service Class

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Advisor Class

PIMCO Global Managed Asset Allocation Portfolio, Advisor Class

Putnam VT Multi-Asset Absolute Return Fund, Class IB

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 4

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Advisor Class

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated April 30, 2021 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 72 of this Prospectus. You may obtain a copy without charge by writing to us at our Service Address shown below or by telephoning (877) 253-2323. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: DELAWARE LIFE INSURANCE COMPANY, P.O. Box 758581, Topeka, KS 66675-8581.

Overnight Mailing Service Address:	Delaware Life Insurance Company Mail Zone 581 5801 S.W. 6th Avenue Topeka, KS 66636

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Masters Choice II Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our dollar-cost averaging program. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit at an additional cost if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or if the Purchase Payment would cause your Account Value to exceed $2 million. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the amounts and frequency of Purchase Payments that apply depending upon which optional living benefit you select.

If you select the Income Riser III living benefit, you can only make additional Purchase Payments during your first Account Year. Under Income Riser III, any Purchase Payments received after your first Account Anniversary will be deemed “not in Good Order” and returned to you.

If you select the Income Maximizer or Income Maximizer Plus living benefits, you can make additional Purchase Payments at any time. However, after your first Account Anniversary, Purchase Payments cannot exceed $50,000 per Account Year, without our prior approval. We reserve the right not to allow additional Purchase Payments at any time under Income Maximizer or Income Maximizer Plus. We will notify all Contract Owners in writing before we exercise this right.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The DCA Periods

You can allocate your Purchase Payments to one of the Fixed Account options available through our dollar-cost averaging (“DCA”) program: 6-month DCA Period and 12-month DCA Period. Each DCA Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular DCA Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the DCA Period. We reserve the right to stop offering the DCA program. (See “Other Programs.”)

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.05% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete Account Years.

Currently, you can transfer your Account Value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect an optional living benefit, we will assess a periodic charge at a rate that may differ among the optional living benefits that are available. The annual amount of the charge will not exceed 1.75% for single-life coverage, and 1.95% for joint-life coverage, of the highest Withdrawal Benefit Base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of the following optional living benefits available under your Contract:

•

Income Riser III (“SIR III”) offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

•

Income Maximizer (“SIM”) offers the same guaranteed withdrawal benefit as SIR III, includes a higher bonus than SIR III, and offers a benefit base enhancement equal to 200% of your first-year Purchase Payments.

•

Income Maximizer Plus (“SIM Plus”) offers the same guaranteed withdrawal benefit, bonus, and benefit base enhancement as SIM and offers an additional opportunity to increase the amount of your annual withdrawal over time regardless of market performance.

If you are age 59 or older, each of the living benefits offer lifetime income even if your Account Value declines to zero, provided that you limit the amount you withdraw annually to a specified percentage of your benefit base and you limit your investments to the Designated Funds. (See “Description of Living Benefits” and “Annual Withdrawal Amount.”) The living benefits also allow you to “step-up,” or increase, your guaranteed amount on an annual basis, if eligible. You will pay a fee for the optional living benefit that you select.

These optional living benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Owners and Annuitants must be 21 or older on the Open Date. If you want to participate in an optional living benefit, you must elect it when you purchase your Contract.

Under SIR III, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in Good Order” and returned to you.

Under SIM and SIM Plus, you may make additional Purchase Payments at any time. However, after your first Account Anniversary, you may only make Purchase Payments up to $50,000 per Account Year without our prior approval. In addition, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments. We will notify you in writing before we exercise this right.

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.60% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these insurance charges (1.60%) is higher than the total Variable Account annual expenses without optional benefits (maximum, 1.35%) deducted during the Accumulation Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, the optional death benefit. The basic death benefit pays the greater of your Account Value or your total Purchase Payments (adjusted for withdrawals) calculated as of your Death Benefit Date. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals and Withdrawal Charges

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For the first Account Year, this “free withdrawal amount” equals 15% of the amount of all Purchase Payments you have made. For all other Account Years, the “free withdrawal amount” is equal to the greater of: (1) your Contract’s earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or (2) 15% of all Purchase Payments made in the last seven Account Years minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges. For details regarding how to calculate your Contract earnings, please see “Withdrawal Charge” and “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.” All other Purchase Payments withdrawn will be subject to a withdrawal charge. You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request, in Good Order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Delaware Life Insurance Company

P.O. Box 758581

Topeka, KS 66675-8581

Toll Free (877) 253-2323

www.delawarelife.com/contact-us/

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%	[2]

Number of Complete Account Years Since Purchase Payment has been in the Account	0 - 1	1 - 2	2 - 3	3 - 4	4 - 5	5 - 6	6 - 7	7 or more

Withdrawal Charge	8%	8%	7%	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses

(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.05%
Administrative Expense Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charge for Optional Death Benefit

Maximum Anniversary Account Value Death Benefit (“MAV”)[6] (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefits Available[7]	Maximum Annual Fee
Income Riser III Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Income Maximizer Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Income Maximizer Plus Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable Withdrawal Benefit Base[8] during the Account Year):	1.95%

Total Variable Account Annual Expenses (1.35%) plus Maximum Charges for the Optional Death Benefit (0.40%) and an Optional Living Benefit (1.95%):	3.70%	[9]

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2020.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.70%	1.48%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2020, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]

The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.60% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

[2]

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

[3]

The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]	The Annual Account Fee is waived if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

[5]

All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[6]	The MAV optional death benefit is described under “DEATH BENEFIT.” It is currently available only if you are younger than age 75 on the Open Date.

[7]

The optional living benefits, and the fees for each of them, are described under “OPTIONAL LIVING BENEFITS.” Only one optional living benefit can be in effect under your Contract at any time. The fee for the optional living benefit is assessed and deducted quarterly based upon your Withdrawal Benefit Base on the last day of the Account Quarter. Different fees may apply depending on whether you have elected single-life or joint-life coverage. On the Issue Date, your Withdrawal Benefit Base is equal to your initial Purchase Payment and is, thereafter, subject to certain adjustments. We reserve the right to increase or decrease the percentage rate used to calculate the fee for each living benefit at any time but, in no event, will the rate ever exceed the maximum annual rate of 1.95% for joint-life, or 1.75% for single-life, coverage. The current annual rates and maximum annual rates used to calculate the fee for each optional living benefit are shown in the chart under “Charges for Optional Benefits.”

[8]	The Withdrawal Benefit Base is equal to your initial Purchase Payment, and is, thereafter, subject to certain adjustments. (See “Withdrawal Benefit Base” under “OPTIONAL LIVING BENEFITS.”)

[9]

This amount assumes that MAV (0.40%) was selected and that an optional living benefit with joint-life coverage (1.95%) was also selected (in addition to the 1.05% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee). It also assumes that the living benefit’s initial Withdrawal Benefit Base is equal to the initial Purchase Payment. If the Withdrawal Benefit Base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and an optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,205	$2,211	$3,185	$5,854

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$528	$1,625	$2,776	$5,854

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$528	$1,625	$2,776	$5,854

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “APPENDIX G - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•

It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our DCA program. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•

It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing or by telephone.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in Good Order, at our Service Address or at (877) 253-2323. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time.

Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

During the Accumulation Phase, instead of receiving paper copies, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Not all investment options are available under all Contracts. Please refer to “APPENDIX D - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS” for more information. Currently you may select from the following investment options:

Large-Cap Equity Funds

CTIVPSM - Loomis Sayles Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)4

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II

Putnam VT Large Cap Value Fund, Class IB7

Rational Trend Aggregation VA Fund2

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)4

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 4

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

Rational Insider Buying VA Fund2

International/Global Equity Funds

First Eagle Overseas Variable Fund3

Invesco V.I. Global Fund, Series II Shares8

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Intrinsic Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

PIMCO StocksPLUS® Global Portfolio, Advisor Class

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty/Sector Funds

MFS® Utilities Series, Service Class

PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B6

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)4

Franklin Income VIP Fund, Class 4

Franklin Mutual Shares VIP Fund, Class 4

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class1

MFS® Global Tactical Allocation Portfolio, Service Class6

MFS® Growth Allocation Portfolio, Service Class1

MFS® Moderate Allocation Portfolio, Service Class1

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Advisor Class1

PIMCO Global Managed Asset Allocation Portfolio, Advisor Class1,6

Putnam VT Multi-Asset Absolute Return Fund, Class IB

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class5

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 4

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Advisor Class

[1]

This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.

[3]	First Eagle Overseas Variable Fund does not have different share classes.

[4]

In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, and Fidelity® VIP Balanced Portfolio.

[5]

There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[6]	This Fund employs a managed volatility strategy.

[7]	Formerly known as Putnam VT Equity Income Fund.

[8]	Formerly known as Invesco Oppenheimer V.I. Global Fund.

AllianceBernstein L.P. advises the AB Variable Products Series Funds, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund. Columbia Management Investment Advisers, LLC, advises the CTIVPSM - Loomis Sayles Growth Fund (sub-advised by Loomis, Sayles & Company LP). Fidelity Management & Research Company advises the Fidelity® VIP Balanced Portfolio, Fidelity® VIP Contrafund® Portfolio and Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other investment advisers). First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund, and Templeton Global Bond VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Small Cap Value VIP Fund and the Franklin Mutual Shares VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company advises the MFS® Portfolios and the MFS® Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Fund, Inc. Portfolios. Pacific Investment Management Company LLC advises the PIMCO Portfolios including PIMCO All Asset Portfolio (sub-advised by Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds (Putnam VT Equity Large Cap Value Fund is

sub-advised by Putnam Investments Limited and Putnam VT Multi-Asset Absolute Return Fund is sub-advised by Putnam Advisory Company and Putnam Investments Limited). Rational Advisors Inc. advises the Rational VA Funds (Rational Trend Aggregation VA Fund sub-advised by Tuttle Tactical Management, LLC).

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be obtained without charge on our website, www.delawarelife.com, or by calling us at (877) 253-2323 or by writing to Delaware Life Insurance Company, P.O. Box 758581 Topeka, KS 66675-8581.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as investment options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts.

Payments We Receive

The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Contracts for providing distribution and shareholder support services to the Funds, ranging up to 0.25% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.

These payments reflect in part expense savings by the Fund Groups for having, in the case of the Contracts, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Contracts. These payments are generally based on a percentage of the daily assets of the Funds under the Contracts and other variable contracts offered by Delaware Life and its affiliated insurers.

In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Contract, its features and the available investment options. Certain Fund Groups may also attend these meetings.

These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Contracts. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Contract.

If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and certain Subaccounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Contract.

THE FIXED ACCOUNT OPTIONS: THE DCA PERIODS

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to the DCA program under either the 6-month DCA Period or the 12-month DCA Period, become part of the Fixed Account. (See “Other Programs.”) These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

Money allocated to a DCA Period earns interest at a Guaranteed Interest Rate. We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends, and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our Service Address. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in Good Order.” An Application is in Good Order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and an optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in Good Order. If your Application is not in Good Order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in Good Order. Once the Application is in Good Order, we will then apply your Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the amount and timing of Purchase Payments you can make. (See “OPTIONAL LIVING BENEFITS.”)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and DCA Periods currently available. However, we reserve the right to limit any allocation to a DCA Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or DCA Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion (“Variable Account Value”) and the Fixed Account portion (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to the Fixed Account options available under our DCA program, plus interest credited on those amounts, minus withdrawals, transfers out of DCA Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

We credit interest on amounts allocated to the Fixed Account at the applicable Guaranteed Interest Rate for the duration of the DCA Period you elect. While you are participating in the DCA program, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone.

If a written or telephone transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in Good Order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or DCA Periods as described more particularly elsewhere in this Prospectus and in Appendix F.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in Good Order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS AND WITHDRAWAL CHARGES.”

If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. The 0.15% credit is not a Purchase Payment and therefore no withdrawal charges are directly associated with the credit. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.

•	This credit is considered earnings and, as such, it is factored into the calculation of your free withdrawal amount.

This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit or the optional death benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below.

We reserve the right to terminate each of these programs. You may also terminate your participation in any of these programs at any time by written notice to us or by other means approved by us.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected SIR III, your ability to make Purchase Payments into the DCA program will end after your first Account Anniversary. If you have elected SIM or SIM Plus, you can make additional Purchase Payments into the DCA program at any time. However, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments into the DCA program, and any Purchase Payments after the first Account Anniversary may not exceed $50,000 per Account Year without our prior approval.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a 6-month DCA Period or 12-month DCA Period. At regular time intervals, we will automatically transfer a portion of your Fixed Account Value to one or more Sub-Accounts that you choose. The program continues until your Fixed Account Value is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to a DCA Period under the program will earn interest at a rate declared by the Company for the DCA Period you elect. Amounts invested in a Sub-Account may not be transferred to a DCA Period. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise. Any allocation of a new Purchase Payment to the DCA program will be treated as commencing a new DCA Period.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (877) 253-2323. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal Program

You may select our Systematic Withdrawal Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. For more detail regarding the amount that you may withdraw under your optional living benefit, please see “Annual Withdrawal Amount” and “Lifetime Withdrawal Percentage.”

Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop this program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”)

WITHDRAWALS AND WITHDRAWAL CHARGES

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•

first we determine your Account Value based on any Fixed Account Value in the DCA program and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Fixed Account option to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in Good Order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•

when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	when mandated by applicable law.

If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

•	your Contract earnings (defined below) minus all withdrawals previously taken that were not subject to withdrawal charges, or

•

15% of the amount of all Purchase Payments made in the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

Your Contract earnings are determined according to the following formula:

(AV - PP) + WD

Where:

	AV	=	Account Value on the business day prior to the day we receive your withdrawal request.

	PP	=	All Purchase Payments.

	WD	=	All withdrawals and withdrawal charges taken.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX C - CALCULATION OF FREE WITHDRAWAL AMOUNT.”

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess will be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account. Each Purchase Payment begins a new 7-year period and moves down the declining withdrawal charge scale as shown below at each Account Anniversary. If a Purchase Payment is withdrawn during the same Account Year as it was made, it will have an 8% withdrawal charge. On your next scheduled Account Anniversary, that Purchase Payment, along with any other Purchase Payments made during that same Account Year, will be considered to be in their second Account Year and will also have an 8% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 7%. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The withdrawal charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 - 5	5%
5 - 6	4%
6 - 7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since your Issue Date;

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

•	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit;

•	on amounts you transfer among the Sub-Accounts; or

•	on any amounts transferred as part of an optional program.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct an annual Account Fee of $50 from your Account Value to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Fixed Account option, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account Value, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% of your average daily Variable Account Value.

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of the optional death benefit and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or the optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these total insurance charges (1.60%) is higher than the level of the total Variable Account annual expenses without optional benefits (maximum, 1.35%) deducted during the Accumulation Phase.

Charges for Optional Benefits

You may only elect one of the optional living benefits. If you elect an optional living benefit, we will deduct a fee from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The fee will be a percentage of the Withdrawal Benefit Base during the Account Year. (The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.) (See “Withdrawal Benefit Base.”) The percentage rates that we use to determine these fees may change over time, but will not exceed the maximum annual rates shown in the following chart. The chart also shows the current annual rates for each optional living benefit. (For more information about this fee, please see “FEES AND EXPENSES.”)

	Single-Life Coverage		Joint-Life Coverage
	Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
Income Riser III	1.10%	1.75%	1.30%	1.95%
Income Maximizer	1.10%	1.75%	1.30%	1.95%
Income Maximizer Plus	1.25%	1.75%	1.45%	1.95%

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses and Restrictions

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFITS

We offer a suite of optional living benefits that help protect your future income against market risk (that is, the risk that your investments may decline in value or underperform your expectations). Each living benefit provides lifetime income even if the Account Value declines to zero, provided that certain requirements are met. Note that, if your Account Value is reduced to zero prior to your Coverage Date (generally the Account Anniversary after you turn 59), then your Contract and your living benefit will end. This means that you could pay for a benefit that you never receive.

You may elect to participate in any one of the following optional living benefits (each, a “Living Benefit”):

•	Income Riser III (“SIR III”)

•	Income Maximizer (“SIM”)

•	Income Maximizer Plus (“SIM Plus”)

You can only elect one Living Benefit and that election must be made no later than the Issue Date. You will pay a fee for the Living Benefit that you elect. You may terminate a Living Benefit at any time. However, once terminated, a Living Benefit cannot be reinstated.

These Living Benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Contract Owners and Annuitants must be 21 or older on the Open Date. Important information about cost, restrictions, and availability of each Living Benefit is described more fully below. You should consult with tax and financial professionals to determine which of the Living Benefits is appropriate for you.

Living Benefits are designed to give you income for the rest of your life, regardless of investment performance. To determine the amount of lifetime income for which you are eligible, we consider two factors: your Withdrawal Benefit Base and your Lifetime Withdrawal Percentage. First, we set your Withdrawal Benefit Base to equal your initial Purchase Payment. We then determine your Lifetime Withdrawal Percentage, based on your age when you start taking withdrawals after your Coverage Date. The amount you can withdraw each Account Year equals your Annual Withdrawal Amount, which is your Lifetime Withdrawal Percentage multiplied by your Withdrawal Benefit Base. A Living Benefit gives you the opportunity, through Bonuses, step-ups, the Plus Factor (SIM Plus only), and the 200% Benefit Enhancement (SIM and SIM Plus only), to increase your Withdrawal Benefit Base and, therefore, your Annual Withdrawal Amount. See “Key Terms” for a better understanding of the Living Benefits before reading about them in more detail later in this Prospectus.

Key Terms

It is important to understand several key terms that are fundamental to the Living Benefits. These key terms are described in greater detail elsewhere in this Prospectus.

Annual Withdrawal Amount: an annual dollar amount calculated as a percentage of the Withdrawal Benefit Base beginning on the Coverage Date.

Bonus: an amount equal to 7% (for SIR III), and 8% (for SIM and SIM Plus only), of the Bonus Base credited to the Withdrawal Benefit Base in Account Years during the Bonus Period when no withdrawals are taken.

Bonus Base: the amount on which bonuses are calculated. The Bonus Base is set equal to your initial Purchase Payment, increased by any subsequent Purchase Payments and any “step-ups” (described below), and reduced proportionately by any Early Withdrawals and any Excess Withdrawals, and the One-Time Access Withdrawal (for SIM and SIM Plus only).

Bonus Period: a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. For SIR III, this Bonus Period will renew at step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal (other than the One-Time Access Withdrawal) is taken.

Coverage Date: your Issue Date if you are at least age 59; otherwise, the first Account Anniversary after you attain age 59. On this date, you will be eligible to begin receiving your Annual Withdrawal Amount, provided your Account Value is greater than zero.

Early Withdrawal: a withdrawal taken before the Coverage Date.

Excess Withdrawal: a withdrawal taken after the Coverage Date which, alone or when combined with any other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount (or, if greater, any required minimum distribution amount as defined under the Internal Revenue Code).

Lifetime Withdrawal Percentage: a percentage of the Withdrawal Benefit Base used to calculate the amount you can withdraw each Account Year. The percentage is determined based on your attained age at the time of your first withdrawal after the Coverage Date, unless the withdrawal is the One-Time Access Withdrawal (for SIM and SIM Plus only). Under each Living Benefit, a different Lifetime Withdrawal Percentage applies to specified age ranges. In all cases, the oldest age range corresponds to the highest percentage.

One-Time Access Withdrawal (for SIM and SIM Plus only): a withdrawal that will reduce your Withdrawal Benefit Base, your Bonus Base, and the amount eligible for the 200% Benefit Enhancement, but will not activate or lock-in your Lifetime Withdrawal Percentage or end your Bonus Period.

Plus Factor (for SIM Plus only): an annual increase of 2.5% to the Withdrawal Benefit Base on each Account Anniversary after the Coverage Date that is initiated if you have taken a withdrawal other than a One-Time Access Withdrawal.

200% Benefit Enhancement (for SIM and SIM Plus only): an amount equal to the sum of 200% of the total Purchase Payments made in the first Account Year and 100% of Purchase Payments made on or after the first Account Anniversary. This sum is reduced proportionately by the One-Time Access Withdrawal, if taken.

Withdrawal Benefit Base: the amount used to calculate (i) your Annual Withdrawal Amount and (ii) the cost of your Living Benefit described below.

When discussing the Living Benefits, the terms “you” and “your” refer to the oldest living Participant under single-life coverage or the younger spouse under joint-life coverage. In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Description of the Living Benefits

Each Living Benefit provides you with (i) a guaranteed lifetime withdrawal benefit and (ii) an opportunity to increase the amount of that benefit each year, if you meet certain requirements. First, you must allocate 100% of your Account Value in designated investment choices that are designed to help manage our risk and to support the guarantees under the Living Benefit. Second, after your Coverage Date, you must limit your total withdrawals in each year that a Living Benefit is in effect to an amount no greater than the Annual Withdrawal Amount. Your Living Benefit is in effect beginning on the Issue Date and ending on the earlier of the Annuity Commencement Date or the termination of the Living Benefit. Of course, you can always withdraw an amount up to your Surrender Value pursuant to your rights under the Contract.

Each of the Living Benefits allows you to defer withdrawals during your early Account Years to increase your benefit in later years. SIM and SIM Plus also offer the ability to increase the Withdrawal Benefit Base (i) by making additional Purchase Payments after your first Account Anniversary and (ii) through the 200% Benefit Enhancement. In addition, SIM Plus offers the Plus Factor that provides an additional means to increase the Withdrawal Benefit Base. SIM and SIM Plus also permit a One-Time Access Withdrawal that can be taken before you begin taking your Annual Withdrawal Amount.

You may elect single-life coverage or, for a higher fee, joint-life coverage. Under the Living Benefits, once you make an election, you cannot switch between joint-life and single-life coverage regardless of any change in life events. Joint-life coverage:

(i)	must be elected on the Issue Date and cannot be added later;

(ii)	is available on an individually-owned Contract only if the spouse is the sole primary beneficiary under the Contract while the Living Benefit is in effect;

(iii)	is available on a co-owned Contract only if the spouses are the only co-owners while the Living Benefit is in effect; and

(iv)	is not available if you are unmarried on the Issue Date.

If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

With joint-life coverage, the age of the person who was the younger spouse on the Issue Date determines when you can begin to receive your Living Benefit. Your Coverage Date will be the Issue Date provided that person is age 59. If that person is younger than age 59, your Coverage Date will be the Account Anniversary after he or she attains (or would have attained) age 59. It does not matter whether the person who was the spouse is still alive or whether you are still married to that person. The Lifetime Withdrawal Percentage is based on the age the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the Coverage Date. The Lifetime Withdrawal Percentage may be reset to a higher percentage in the event of a step-up.

Please note: Whereas withdrawals of the Annual Withdrawal Amount under single-life coverage end when any Participant dies, withdrawals of the Annual Withdrawal Amount under joint-life coverage continue as long as either you or your spouse is alive. To take the Annual Withdrawal Amount after the death of a spouse under joint-life coverage, however, the surviving spouse must first elect to continue the Contract through spousal continuation. (See “Death of Participant - Joint-Life Coverage.”)

The following chart summarizes the important information about the terms and conditions of each Living Benefit that is presented in more detail below and in the related appendices.

Purchase Payments and Maximum Withdrawal Benefit Base

	SIR III	SIM	SIM Plus
Purchase Payments allowed after the first Account Anniversary	Not permitted	If permitted, are limited to $50,000 per Account Year without our approval	Same as SIM

Maximum Withdrawal Benefit Base	$5 million	$10 million	Same as SIM

Lifetime Income

	SIR III		SIM	SIM Plus
	Age	Percentage	Same as SIR III	Age	Percentage
Lifetime Withdrawal Percentage	59 - 64	4%		59 - 64	3%
	65 - 79	5%		65 - 79	4%
	80+	6%		80+	5%

Plus Factor	N/A		N/A	The Withdrawal Benefit Base increases by 2.5% annually after you start taking your Annual Withdrawal Amount

Bonuses and Enhancements

	SIR III		SIM	SIM Plus
Bonus	7% of Bonus Base		8% of Bonus Base	Same as SIM

Bonus Period	• 10 years from Issue or last step-up		• 10 years from Issue Date • Does not renew at step-up • Ends with any withdrawal (other than One-Time Access Withdrawal)	Same as SIM

200% Benefit Enhancement	N/A		Withdrawal Benefit Base increased to 200% of total 1st year Purchase Payments	Same as SIM

Step-Up

	SIR III	SIM	SIM Plus
Annual Step-Up

•   During the Bonus Period, the Withdrawal Benefit Base and Bonus Base will step-up to the Account Value, if the Account Value is greater than Withdrawal Benefit Base, increased by any Bonuses

•   Future Bonuses based on stepped-up Bonus Base

•   After the Bonus Period, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base

•   Step-through to a higher Lifetime Withdrawal Percentage occurs at step-up, if you have attained age for higher tier

Same as SIR III except: • Bonus Period does not renew at step-up

Same as SIM, and also:

•   After the Bonus Period when taking income, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base increased by the Plus Factor

Impact of Withdrawals

	SIR III	SIM	SIM Plus
Annual Withdrawal Amounts	• Reduce Account Value dollar-for-dollar • Do not reduce Withdrawal Benefit Base or Bonus Base	Same as SIR III except: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: • Plus Factor added on each Account Anniversary

Early Withdrawals

•   Reduce Account Value dollar-for-dollar

•   Reduce Bonus Base and Withdrawal Benefit Base each in the same proportion as the amount withdrawn reduces the Account Value

•   Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount

•   May be subject to 10% federal tax penalty if taken before age 59 1⁄2

•   Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Early Withdrawal

		Same as SIR III, and also: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM

	SIR III	SIM	SIM Plus
Excess Withdrawals

•   Reduce Account Value dollar-for-dollar

•   Reduce Bonus Base and Withdrawal Benefit Base in the same proportion as the Account Value is reduced by the amount of the withdrawal that exceeds the Annual Withdrawal Amount

•   Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount

•   Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Excess Withdrawal

		Same as SIR III, and also: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: • No Plus Factor permitted in any year during which an Excess Withdrawal is taken

One-Time Access Withdrawal	N/A

•   Reduce Account Value dollar-for-dollar

•   Reduces Withdrawal Benefit Base, Bonus Base, and the amount eligible for the 200% Benefit Enhancement each in the same proportion as the amount withdrawn reduces the Account Value

Same as SIM, and also: • Does not trigger initiation of Plus Factor

• If 1st withdrawal is an Early Withdrawal, then it will be treated as a One-Time Access Withdrawal

• If 1st withdrawal is taken after the Coverage Date, then you must decide whether to elect to use withdrawal as One-Time Access Withdrawal

• Will not lock in the Lifetime Withdrawal Percentage

• Not available if any systematic withdrawal program has been selected

Investment Options

	SIR III	SIM	SIM Plus
Designated Funds	100% must be allocated among specified Funds; or 100% to asset allocation models	100% must be allocated among specified Funds	Same as SIM

Portfolio Model (Build Your Own Portfolio)

Allocation Ranges:

•   30% - 50% Fixed Income Funds

•   40% - 60% Core Retirement Strategies Funds

•   10% - 30% Asset Allocation Funds

•   0% - 20% Core Equity Funds

•   0% - 20% Growth Equity Funds

•   0% - 10% Specialty Funds

		Allocation Ranges: • 0% - 60% Balanced Funds • 40% - 100% Fixed Income Funds	Same as SIM

Important Considerations

Optional living benefits may not be appropriate for all investors. Before purchasing a Living Benefit, you should carefully consider the following:

1. The frequency and amount of withdrawals you anticipate.

•

You should not purchase a Living Benefit if you plan to take Early or Excess Withdrawals, because such withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Living Benefit.

•

Because the guaranteed lifetime withdrawal benefit under each Living Benefit is accessed through regular withdrawals that do not exceed the Annual Withdrawal Amount, such an optional living benefit may not be appropriate for you if you do not foresee a need for frequent withdrawals and your primary objective is to take maximum advantage of the tax deferral aspect of the Contract.

•

The timing and amount of your withdrawals may significantly decrease, and even terminate, your benefits under a Living Benefit. For example, if your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value and, thereafter, no Annual Withdrawal Amount will be paid.

•	Early and Excess Withdrawals may decrease the Withdrawal Benefit Base, the Bonus Base, and the 200% Benefit Enhancement by more than the amount withdrawn.

•

You should carefully consider when to begin making withdrawals, because you may not start at the most financially beneficial time for you. For example, by waiting to take withdrawals, you will have a greater opportunity to increase your Annual Withdrawal Amount, but you will have less time to take withdrawals.

•	Withdrawals taken in connection with a Living Benefit also:

•	reduce your Account Value;

•	reduce your death benefit under the Contract, including any optional death benefit;

•	may be subject to withdrawal charges; and

•	may be subject to income taxes and federal tax penalties (e.g., if taken before age 59 1⁄2).

2. Your investment objectives.

•	Your entire Account Value must be allocated to a limited number of specified Funds.

•	Any investment in or transfer to a Fund that is not a Designated Fund, or that falls outside the allocation ranges for the Build Your Own Portfolio model, will terminate your Living Benefit.

You should consult your financial adviser to assist you in determining which investment options may be best suited for your financial needs and risk tolerance.

3. The cost of the Living Benefit.

•	You will begin paying the fee for the Living Benefit as of the Issue Date, even if you do not begin taking withdrawals for many years, or ever.

•	The percentage rate used to calculate the fee may increase or decrease over time, but will not exceed the maximum annual rate shown in the fee table. (See “Costs of Living Benefits.”)

•	We will not refund the fees that you have paid for the Living Benefit.

4. The impact of tax regulations.

•	The tax rules for Qualified Contracts may limit the value of a Living Benefit. You should consult a qualified tax professional before electing a Living Benefit for a Qualified Policy.

•	You may not elect a Living Benefit with an Inherited Non-Qualified or Beneficiary IRA Contract.

•	You may only withdraw your annual required minimum distribution (“RMD”) allowed under the Internal Revenue Code once during any given Account Year.

•	For SIM and SIM Plus, any withdrawals taken (including RMDs) will end the Bonus Period and the 200% Benefit Enhancement unless your withdrawal is your One-Time Access Withdrawal.

5. Whether joint-life coverage or single-life coverage is appropriate for you.

•	With joint-life coverage, all benefits are based on the age of the younger spouse.

•

If your spouse is significantly younger or older than you, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possible long waiting period to begin annual withdrawals and to become eligible for the 200% Benefit Enhancement (for SIM or SIM Plus only), the longer period during which your Account Value could be reduced to zero prior to the Coverage Date, and the higher fee for joint-life coverage.

•	Single-life coverage may not be an appropriate choice on a co-owned Contract because the Living Benefit will end on the death of any Participant.

•	Once you elect joint-life coverage, you or your spouse will always pay the higher joint-life fee.

•

If your spouse (as of the Issue Date) is no longer your spouse or no longer the sole primary beneficiary under the Contract, then coverage will continue until the death of a Participant. If a Participant remarries, the new spouse is not covered under the joint-life feature.

•	If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

6. The amount and frequency of Purchase Payments.

•	After your Issue Date, we may limit the amount and timing of Purchase Payments that you can make.

•	For SIR III you cannot make Purchase Payments after your first Account Anniversary. Consequently, SIR III may not be appropriate if you are actively invested in a contributory plan.

•

For SIM and SIM Plus, you can make additional Purchase Payments at any time. However, any Purchase Payments after the first Account Anniversary will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept any additional Purchase Payments under SIM and SIM Plus.

•

For SIM and SIM Plus, under the 200% Benefit Enhancement, any Purchase Payments made after the first Account Anniversary receive a lower benefit than Purchase Payments made during your first Account Year. (See “200% Benefit Enhancement.”)

•

For SIM and SIM Plus, because the Bonus Period ends on your tenth Account Anniversary, any Purchase Payment made after the first Account Anniversary will only be eligible for a Bonus for any years remaining in the Bonus Period.

7. What happens if your Account Value is reduced to zero.

•

If your Account Value is reduced to zero before your Coverage Date, the Account Anniversary following the 59th birthday of the older spouse under single-life coverage (the younger spouse under joint-life coverage), then no Annual Withdrawal Amount will be available, and your Contract, including your Living Benefit, will end. This is true even if no withdrawals had been taken and the Account Value fell to zero as a result of poor investment performance, as well as the deduction of Contract fees and charges.

•

If your Account Value is reduced to zero after your Coverage Date, for any reason other than immediately following an Excess Withdrawal or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount (calculated on the following Account Anniversary), increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life. This is true even if your Account Value falls to zero through any combination of (i) poor investment performance, (ii) the deduction of Contract fees and charges, as well as (iii) taking your Annual Withdrawal Amount.

•

If your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will terminate, and no future Annual Withdrawal Amounts will be available.

See “APPENDIX E - OPTIONAL LIVING BENEFIT EXAMPLES” for examples showing how the features of these Living Benefits work.

Withdrawal Benefit Base

We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount. On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any subsequent Purchase Payments;

•	increased by any applicable Bonuses;

•	increased by any step-ups;

•	increased by the 200% Benefit Enhancement (SIM and SIM Plus only);

•	increased by the Plus Factor (SIM Plus only);

•	decreased by any Early and Excess Withdrawals; and

•	decreased by the One-Time Access Withdrawal (SIM and SIM Plus only).

The maximum Withdrawal Benefit Base permitted upon any step-up is $5 million for SIR III. After including any step-ups, Bonuses, 200% Benefit Enhancement, and the Plus Factor, the maximum Withdrawal Benefit Base permitted is $10 million for SIM and SIM Plus. (For the purposes of determining these maximum limits, we reserve the right, in our sole discretion, to aggregate the benefit bases of all variable annuity contracts with living benefits that you own and that are issued by Delaware Life Insurance Company or its affiliates.)

Please note:

•	We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount as well as the fee for your Living Benefit.

•

Your Withdrawal Benefit Base is not a cash value, a Surrender Value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Sub-Account, and it is not a guarantee of Account Value.

Lifetime Withdrawal Percentage

We use the Lifetime Withdrawal Percentage to calculate the Annual Withdrawal Amount. The Lifetime Withdrawal Percentage is determined based on:

•	your age at the time of the first withdrawal taken after the Coverage Date; or

•	if joint-life coverage is selected, the age of the younger spouse at the time of the first withdrawal taken after the Coverage Date.

Age at time of first withdrawal	Lifetime Withdrawal Percentage - Single-Life and Joint-Life Coverage
	SIR III and SIM	SIM Plus
< 59	0%	0%
59 - 64	4%	3%
65 - 79	5%	4%
80 +	6%	5%

Please note: Once established, the Lifetime Withdrawal Percentage will not increase even though your age increases, except in certain circumstances involving step-ups. (See “Step-Up.”)

Annual Withdrawal Amount

Beginning on the Coverage Date, you can withdraw up to the Annual Withdrawal Amount from your Contract in any Account Year without reducing your Withdrawal Benefit Base. The Annual Withdrawal Amount is determined by multiplying the Withdrawal Benefit Base by the Lifetime Withdrawal Percentage (shown in the chart above), based on your age at the time of first withdrawal (other than the One-Time Access Withdrawal) after the Coverage Date. Your Annual Withdrawal Amount is recalculated on your Account Anniversary based upon the increases or decreases to the Withdrawal Benefit Base that occurred during the previous Account Year.

A Purchase Payment will increase your Withdrawal Benefit Base and your Annual Withdrawal Amount will immediately be recalculated. All other increases to the Withdrawal Benefit Base will occur on your next Account Anniversary and result in a new Annual Withdrawal Amount at that time. If an Excess Withdrawal has been taken, your available Annual Withdrawal Amount will be zero for the remainder of that Account Year. On your next Account Anniversary, a new Annual Withdrawal Amount will be calculated, based on your then current Withdrawal Benefit Base. If your Account Value has been reduced to zero immediately following an Excess Withdrawal, your Contract, including your Living Benefit, will end.

Your Lifetime Withdrawal Percentage will increase if your age at the time of step-up coincides with a higher percentage (shown in the chart above).

For further information regarding the impacts of taking your Annual Withdrawal Amount please see “Tax Issues Under the Living Benefits” and “TAX PROVISIONS.”

Please note:

•	If the Living Benefit is elected before your Coverage Date, then you will still be assessed a fee for the Living Benefit, even though the Annual Withdrawal Amount will be zero until the Coverage Date.

•

Your Annual Withdrawal Amount is not cumulative. This means that if you do not take the entire Annual Withdrawal Amount during an Account Year, then you cannot take more than the Annual Withdrawal Amount in the next Account Year and maintain the Living Benefit’s guarantees.

Bonus and Bonus Base

If you make no withdrawals in an Account Year during the Bonus Period, then, on each Account Anniversary during the Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of the Bonus Base (under SIR III), and 8% of the Bonus Base (under SIM and SIM Plus). The Bonus Period is a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. If you step-up SIR III during the Bonus Period, the Bonus Period is renewed for ten years from the date of the step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal is taken (other than the One-Time Access Withdrawal).

We use the Bonus Base to calculate the Bonus. We set the initial Bonus Base to equal the initial Purchase Payment at issue. The Bonus Base will be increased by any subsequent Purchase Payments and any step-ups. The Bonus Base will be decreased by any Early Withdrawals, Excess Withdrawals, or the One-Time Access Withdrawal.

Please note:

•	Under SIR III:

•	A Bonus will not be applied during your Bonus Period in any Account Year in which you take a withdrawal.

•	Early and Excess Withdrawals will reduce the Bonus Base. (See “Impact of Withdrawals.”)

•	Under SIM and SIM Plus:

•	Any withdrawal (other than the One-Time Access Withdrawal) will end your Bonus Period and eliminate your Bonus Base.

•	A One-Time Access Withdrawal will reduce the Bonus Base. (See “Impact of Withdrawals.”)

200% Benefit Enhancement (SIM and SIM Plus only)

If no withdrawals, other than the One-Time Access Withdrawal, are taken from the Contract, then your Withdrawal Benefit Base will increase to an amount equal to the amount of the 200% Benefit Enhancement on the latest of:

•	the 10th Account Anniversary,

•	the Account Anniversary following your 70th birthday, or

•	the Account Anniversary following the 70th birthday of the younger spouse, if joint-life is elected.

On this date, we will set your Withdrawal Benefit Base to equal the greater of:

•	the current Withdrawal Benefit Base, or

•	the 200% Benefit Enhancement.

The 200% Benefit Enhancement equals the sum of (1), (2), and (3), below:

(1)	200% of the initial Purchase Payment,

(2)	200% of any additional Purchase Payments made before and including the first Account Anniversary, and

(3)	100% of additional Purchase Payments made after the first Account Anniversary.

If the One-Time Access Withdrawal is taken, the amount of the 200% Benefit Enhancement will be reduced in the same proportion as the amount withdrawn reduces the Account Value. The One-Time Access Withdrawal will not eliminate the 200% Benefit Enhancement.

Please note:

•	If any withdrawal, other than the One-Time Access Withdrawal, is taken from the Contract, then you will not be eligible for the 200% Benefit Enhancement or any future Bonuses.

•	This benefit may increase your Withdrawal Benefit Base when investment performance is neutral or negative.

•

If, as a result of positive investment performance, your Withdrawal Benefit Base is greater than your 200% Benefit Enhancement, then you would not need or receive the 200% Benefit Enhancement because your actual performance is greater than the guarantee provided by the 200% Benefit Enhancement.

•

Purchase Payments made after the first Account Anniversary will not provide any additional benefit to the 200% Benefit Enhancement. This is because the additional amount added to the 200% Benefit Enhancement is equal to 100% of Purchase Payments made after the first Account Anniversary. When adding Purchase Payments after the first Account Year, the same increase is made to the Withdrawal Benefit Base and, consequently, the additional Purchase Payment will not provide any greater benefit under the 200% Benefit Enhancement.

•	The maximum Withdrawal Benefit Base permitted for SIM and SIM Plus is $10 million.

•	If you are participating in SIR III, the 200% Benefit Enhancement is not available to you.

Step-Up

The step-up feature available with the Living Benefit gives you an opportunity to grow your Withdrawal Benefit Base.

•	On each Account Anniversary during the Bonus Period and before your Annuity Commencement Date:

•

If your Account Value exceeds your current Withdrawal Benefit Base, adjusted for any applicable Bonus, we will automatically increase your Withdrawal Benefit Base and Bonus Base to an amount equal to your Account Value.

•	If your Account Value is less than your current Withdrawal Benefit Base, adjusted for any applicable Bonus, you will receive the Bonus, instead of a step-up.

•

On each Account Anniversary after the Bonus Period and before your Annuity Commencement Date, if your Account Value exceeds your current Withdrawal Benefit Base, increased by the Plus Factor, if any, we will automatically increase your Withdrawal Benefit Base to an amount equal to your Account Value.

Please note: The Lifetime Withdrawal Percentage will increase if you have crossed into another age tier at the time of the step-up (we refer to this as “step-through”). For example, if you are age 79 (in the 65-79 age tier) when you make your first withdrawal, and you are age 80 at the time of the automatic step-up of your Withdrawal Benefit Base, then your Lifetime Withdrawal Percentage will increase to the level for the 80+ age tier. (See the chart under “Lifetime Withdrawal Percentage.”)

Plus Factor (SIM Plus only)

After the Coverage Date and if you have taken a withdrawal (other than a One-Time Access Withdrawal), the Plus Factor will be initiated. On each Account Anniversary thereafter, we will automatically increase your Withdrawal Benefit Base by 2.5%, unless a step-up would result in a greater Withdrawal Benefit Base.

Please note:

•	A 2.5% Plus Factor increase could prevent a step-up to a higher Lifetime Withdrawal Percentage (referred to as a step-through).

•	If you take an Excess Withdrawal in any Account Year, you will forfeit the Plus Factor for that Account Year.

•

If your Account Value is reduced to zero immediately following an Excess Withdrawal, then no Annual Withdrawal Amount will be available. The Contract, including your Living Benefit and the Plus Factor, will end.

•

If your Account Value is reduced to zero for any reason, other than immediately following an Excess Withdrawal (or One-Time Access Withdrawal), then the Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount, increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life.

•	If you are participating in SIR III or SIM, the Plus Factor is not available to you.

Impact of Withdrawals

Starting on your Coverage Date and continuing to your Annuity Commencement Date, you may take partial withdrawals up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base or Bonus Base. These withdrawals will, however, reduce your Account Value by the amount of the withdrawal (and, consequently, the amount of your death benefit proportionately). In addition, these withdrawals are subject to withdrawal charges to the extent that they exceed the greatest of: (i) the free withdrawal amount permitted under your Contract (see “Free Withdrawal Amount”); (ii) your “yearly RMD amount” (subject to conditions discussed in “Tax Issues Under Living Benefits,”); and (iii) your Annual Withdrawal Amount.

Early Withdrawals

Withdrawals taken before your Coverage Date, referred to as “Early Withdrawals,” will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your New Bonus Base	=	BB x	(	AV - WD	)
AV

Where:

	WBB	=	your Withdrawal Benefit Base immediately before the Early Withdrawal.

	BB	=	your Bonus Base immediately before the Early Withdrawal.

	WD	=	the amount of the Early Withdrawal.

	AV	=	your Account Value immediately before the Early Withdrawal.

Under SIM and SIM Plus, your first withdrawal, if taken before the Coverage Date, will be deemed the One-Time Access Withdrawal. (See “One-Time Access Withdrawal.”) For Early Withdrawals, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the full amount of the withdrawal.

Excess Withdrawals

After the Coverage Date, any partial withdrawal that, when taken alone or in combination with all other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount is referred to as an “Excess Withdrawal.” An

Excess Withdrawal will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Your New Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Where:

	WBB	=	your Withdrawal Benefit Base immediately before the Excess Withdrawal.

	BB	=	your Bonus Base immediately before the Excess Withdrawal.

	WD	=	the amount of the Excess Withdrawal.

	AV	=	your Account Value immediately before the Excess Withdrawal.

	AWA	=	your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

If you take an Excess Withdrawal, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the amount of the withdrawal in excess of the Annual Withdrawal Amount.

One-Time Access Withdrawal (SIM and SIM Plus only)

You may take your first withdrawal as the One-Time Access Withdrawal. Before the Coverage Date, your first withdrawal will automatically be your One-Time Access Withdrawal. After your Coverage Date, when you make your first withdrawal, you have the option of electing to use the One-Time Access Withdrawal.

The One-Time Access Withdrawal differs from other withdrawals in that:

•	It will not end the 200% Benefit Enhancement, but will reduce the eligible amount based on the following formula:

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:

	BE	=	the 200% Benefit Enhancement immediately before the One-Time Access Withdrawal.

	WD	=	the total amount of the One-Time Access Withdrawal.

	AV	=	the Account Value immediately before the One-Time Access Withdrawal.

•	It will reduce the Withdrawal Benefit Base and Bonus Base in the same manner as an Early Withdrawal. (See “Early Withdrawals.”)

•	If taken during the Bonus Period, then it will cause the Bonus for that Account Year to be forfeited, but will not end the Bonus Period.

•	If taken after the Coverage Date, then it will not lock in the Lifetime Withdrawal Percentage used to calculate the Annual Withdrawal Amount or initiate the Plus Factor for SIM Plus.

If you take a withdrawal after the Coverage Date and do not elect to use the One-Time Access Withdrawal then:

•	we will lock in the Lifetime Withdrawal Percentage;

•	you may begin to take your Annual Withdrawal Amount;

•	you will be eligible to receive any applicable Plus Factors under SIM Plus;

•	you will forfeit the One-Time Access Withdrawal benefit;

•	the Bonus Period ends; and

•	you will forfeit the 200% Benefit Enhancement.

If you are participating in SIR III, then the One-Time Access Withdrawal is not available to you.

Please Note: In regard to Early and Excess Withdrawals and the One-Time Access Withdrawal:

•	The above calculations show proportionate reductions. Generally speaking:

•	If your Account Value is greater than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be less than the amount withdrawn.

•	If your Account Value is less than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be more than the amount withdrawn.

•	Subsequent withdrawals taken after the One-Time Access Withdrawal will be treated as described in “Annual Withdrawal Amount,” “Early Withdrawals,” and “Excess Withdrawals.”

•

A withdrawal that does not exceed the Annual Withdrawal Amount may nevertheless affect the Bonus Period and step-ups. If you elect SIM or SIM Plus, then any withdrawal, except the One-Time Access Withdrawal, will result in the forfeiture of the 200% Benefit Enhancement and end the Bonus Period. Under SIM Plus, you will forfeit the Plus Factor for that Account Year if you take an Excess Withdrawal.

•	In addition, these withdrawals are subject to withdrawal charges to the extent they exceed the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your yearly RMD amount for your Contract; and

•	your Annual Withdrawal Amount.

•

Early Withdrawals, Excess Withdrawals, and the One-Time Access Withdrawal could severely reduce, and even terminate, your Living Benefit, and could reduce your Account Value to zero, thereby terminating your Contract without value.

•

In addition to reducing your Living Benefit, any withdrawal taken before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

•

We do not monitor for Excess Withdrawals. Accordingly, if you take regular or scheduled withdrawals, you should carefully monitor your withdrawals to be certain they are not in excess of your Annual Withdrawal Amount.

•

The One-Time Access Withdrawal is only available at the time of your first partial withdrawal request and cannot be used in connection with any systematic withdrawal program available under your Contract.

•

The One-Time Access Withdrawal is not available for a withdrawal made as part of an exchange under Section 1035 of the Internal Revenue Code (“Code”) or as part of a transfer or rollover to an eligible retirement plan offered by another insurance company.

Costs of Living Benefits

If you select a Living Benefit, then we will deduct a fee from your Account Value on the last valuation day of each Account Quarter. The fee is a percentage of your Withdrawal Benefit Base and differs for single-life and joint-life coverage. The percentage rate may increase or decrease over time, but will not exceed the Maximum Annual Rates shown in the table below. If we change the rate, then you may elect to cancel your Living Benefit and no longer pay the fee.

	Single-Life				Joint-Life
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
SIR III	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM Plus	0.3125%	1.25%	0.4375%	1.75%	0.3625%	1.45%	0.4875%	1.95%

Please note: Because the fee for the benefit is a percentage of your Withdrawal Benefit Base:

•

Your total annual fee is the sum of four quarterly fees and could be a much higher percentage of your Account Value than of your Withdrawal Benefit Base. The maximum annual fee is the maximum annual rate multiplied by the highest quarterly Withdrawal Benefit Base during that Account Year.

•	Your fee will increase as your Withdrawal Benefit Base increases (although the rate used to calculate the fee may remain the same).

Cancellation of Living Benefits

Should you decide that the Living Benefit is no longer appropriate for you, you may cancel it at any time.

We will terminate a Living Benefit upon the earliest of the following:

•	receipt, in Good Order, at our Service Address, of your written request to cancel the Living Benefit;

•	change of ownership of a Contract, unless you have received our prior approval to change the ownership;

•	death of a Participant (with single-life coverage);

•	death of a Participant with joint-life coverage, if the spouses on the Issue Date are no longer spouses or no longer sole primary beneficiaries;

•	annuitization;

•	termination/full surrender of the Contract;

•	the Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals, or the One-Time Access Withdrawal (for SIM and SIM Plus only);

•	if the Account Value is reduced to zero prior to the Coverage Date, for any reason;

•	any investment in or transfer to a Fund that is not a Designated Fund; or

•	any investment in or transfer that is outside the allocation ranges for the Build Your Own Portfolio model.

Upon termination, all benefits and fees associated with a Living Benefit will cease. Once terminated, your Living Benefit cannot be reinstated.

Death of Participant - Single-Life Coverage

If you selected single-life coverage, then the Living Benefit ends on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary, he or she may elect to continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse.

Please note:

•	Single-life coverage may be inappropriate on a co-owned Contract because the Living Benefit will end on the death of any Participant.

•

Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” under “DEATH BENEFIT”) or any Living Benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial adviser whether a Living Benefit is appropriate for them. Also, if you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Death of Participant - Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in a Living Benefit, the provisions of the section titled “Death of Participant - Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, then the surviving spouse, as the sole primary beneficiary, can elect to continue the Contract and all currently-held benefits will continue to the surviving spouse. In such case, the Account Value will be equal to the Death Benefit. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Alternatively, the surviving spouse may elect any available option under the death benefit provisions of the Contract. In such case, the Contract, including any applicable Living Benefit, will end.

Annuitization Under the Living Benefits

If your Account Value is greater than zero on your Maximum Annuity Commencement Date, then you must elect to:

•	surrender your Contract and receive your Surrender Value,

•	annuitize your Account Value under one of the then currently available Annuity Options, or

•

annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected on the Issue Date and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount increased by the Plus Factor, if applicable. If you make no election, we will default your choice to this option.

If you elect to annuitize prior to your Maximum Annuity Commencement Date, then your Contract and any Living Benefit will end.

Tax Issues Under the Living Benefits

Certain state and federal tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of optional living benefits, such as the Living Benefits, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to a Living Benefit after the Contract value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year. If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in a Living Benefit, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base. Please note: For SIM and SIM Plus, if you withdraw your yearly RMD amount, that withdrawal will end the Bonus Period and the 200% Benefit Enhancement.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under your Living Benefit, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in a Living Benefit, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the Living Benefit will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•

you withdraw your (Qualified) Contract’s first Yearly RMD Amount in the calendar year you attain age 72, rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your (Qualified) Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in a Living Benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIM or SIM Plus, the only Funds, dollar-cost averaging programs, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Model	Funds
Build Your Own Portfolio	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class

Dollar-Cost Averaging Program Options
6-Month DCA Period
12-Month DCA Period

For Contracts participating in SIR III, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AB Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options	MFS® Moderate Allocation Portfolio, Service Class
6-Month DCA Period	PIMCO All Asset Portfolio, Advisor Class
12-Month DCA Period	PIMCO Global Managed Asset Allocation Portfolio, Advisor Class
Putnam VT Multi-Asset Absolute Return Fund, Class IB

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX F - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income Riser III (“SIR III”), Income Maximizer (“SIM”), or Income Maximizer Plus (“SIM Plus”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a Living Benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the Prospectus to give notice to prospective investors of the closing of any

Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that on SIR III, SIM, and SIM Plus, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your Living Benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix F.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the Living Benefits, however, there are certain limits on the times when you can make additional Purchase Payments. For SIR III, you cannot make Purchase Payments after your first Account Anniversary. For SIM and SIM Plus, you may make additional Purchase Payments at any time. However, Purchase Payments made after the first Account Anniversary will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept additional Purchase Payments under SIM and SIM Plus.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options that is available and permissible under Federal Tax Laws). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, subject to conditions imposed by Federal Tax Laws or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary may receive any annuity payments provided under the Annuity Option that is in effect and that is permissible under Federal Tax Laws. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in Good Order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method that is permissible under Federal Tax Laws before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of a payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

The basic death benefit will be the greater of the following amounts:

(1)	your Account Value on the Death Benefit Date; and

(2)	your total Adjusted Purchase Payments. (See “Calculating the Death Benefit.”)

Adjusted Purchase Payments initially equal the initial Purchase Payment.

Each time there is an additional Purchase Payment then:

Your new Adjusted Purchase Payments	=	APP + PP

Where:

	APP	=	Your Adjusted Purchase Payments immediately prior to the additional Purchase Payment.

	PP	=	The amount of the additional Purchase Payment.

Each time there is a withdrawal then:

Your new Adjusted Purchase Payments	=	APP x	(AV - WD)
AV

Where:

	APP	=	Your Adjusted Purchase Payments immediately prior to the withdrawal.

	WD	=	The amount of the withdrawal.

	AV	=	Your Account Value immediately prior to the withdrawal.

When the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

•	the amount payable under the basic death benefit above, or

•

your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a Living Benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the Living Benefit. If you are participating in a Living Benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may, subject to the requirements under the Federal Tax Laws, elect to annuitize, to defer receipt of the death benefit, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person’s death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options that is available and permissible under the Federal Tax Laws. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. This election can be made by sending us at our Service Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity that is permissible under the Federal Tax Laws.

We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Qualified Contracts

If your Contract is a Qualified Contract, the following rules apply to the payment of the death benefit:

The death benefit may be (1) taken as an immediate lump sum, (2) deferred for any period up to December 31st of the tenth year after your death, or (3) taken in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after your death.

If, on the date of your death, the Beneficiary is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, restriction (3) above does not apply and the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy.

If the sole Beneficiary is your surviving spouse, the Beneficiary may also elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may elect to defer receipt of the death benefit for any period up to December 31st of the tenth year after reaching the age of majority, or take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after reaching the age of majority.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under

Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS AND WITHDRAWAL CHARGES.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

•

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in Good Order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence as follows:

If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31.

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period, subject to any conditions imposed by Federal Tax Laws. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

If your Contract is a Qualified Contract, in general, the Beneficiary must take any remaining payments over a period that does not extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply and the Beneficiary may receive monthly payments for the remainder of the period certain, regardless of its duration. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take any remaining payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

If your Contract is a Qualified Contract, this Annuity Option is available only if the Annuitant and the other designated person are spouses.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B, subject to any conditions imposed by Federal Tax Laws. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first seven Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

If your Contract is a Qualified Contract, in general, payments cannot extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply and the Beneficiary may receive monthly payments for the remainder of the period certain, regardless of its duration. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take monthly payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable living benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a Guarantee Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin, unless a change is required under Federal Tax Laws.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.60% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your Living Benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

During the Income Phase, the Annuitant, the authorized representative of the broker-dealer of record, or another authorized third party may request transfers by telephone, or in writing by submitting the request to our Service Address, stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract without full and adequate consideration, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, and the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments, provided that such modification will not exceed the maximum fees as shown in the fee table. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove DCA Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any Payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings to the extent the Account Value immediately prior to the withdrawal exceeds the “investment in the contract”. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the Contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following three distribution rules:

(1)	If the Owner dies before the date annuity payouts begin, the entire Annuity Account Value must generally be distributed within five years after the date of death;

(2)

If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death; and

(3)	If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

In Revenue Procedure 2011-38, the IRS set forth the rules as to when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035 of the Code. Under Rev. Proc. 2011-38:

The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days beginning on the date of the transfer; and

Annuity payments that satisfy the partial annuitization rule of IRC Section 72(a)(2) will not be treated as a distribution from either the old or new contract.

Please discuss the tax consequences of any contemplated or completed transactions with a qualified tax professional.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Beginning on January 1, 2020, an exception to the 10 percent early withdrawal tax penalty applies to distributions from IRAs and other applicable eligible retirement plans (as defined under Federal Tax Laws) for the birth or adoption of a child. The maximum amount of such distribution for any individual is $5,000. The distribution must be made during the one-year period beginning on the date on which a child of the individual is born or on which the legal adoption by the individual of an eligible adoptee is finalized. In addition, such distributions, if recontributed to the eligible retirement plan will be treated as a rollover and thus not includible in income, subject to certain requirements. You will be required to represent to us in writing that you meet the requirements for this exception.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Taxation of Qualified Death Benefit Proceeds. Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient.

If the Owner died on or before December 31, 2019, and after RMD distributions have begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

If the Owner died on or before December 31, 2019, and before RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with the rules set forth below:

(1)

If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died;

(2)

If the designated Beneficiary is the Owner’s surviving spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (a) December 31 of the calendar year immediately following the calendar year in which the individual died or (b) December 31 of the calendar year in which the individual would have attained age 70½;

If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

If the Owner dies after December 31, 2019, regardless of whether RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the tenth anniversary of the Owner’s death unless an election is made to receive distributions in accordance with the following three distribution rules:

(1)

If, on the date of the Owner’s death, the Beneficiary is not more than ten years younger than the Owner or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy;

(2)

If the Beneficiary is the Owner’s child and under the age of majority on the date of the Owner’s death, the Beneficiary may elect to defer receipt of the death benefit for any period up to December 31st of the tenth year after reaching the age of majority, or take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the tenth year after reaching the age of majority; and

(3)

If the sole Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

If the Owner dies on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the Beneficiary must take any remaining payments over a period that does not extend beyond December 31st of the tenth year after your death. If, on the date of your death, the Beneficiary is your spouse, or is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, this restriction does not apply. If the Beneficiary is your child and under the age of majority on the date of your death, the Beneficiary may take any remaining payments over a period that does not extend beyond December 31st of the tenth year after the Beneficiary attains the age of majority.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a Beneficiary who is not the surviving spouse may elect a direct rollover only to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefit and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under the Living Benefits.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. If you were born before July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 70 ½. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For non-IRAs, distributions must begin no later than April 1 of the calendar year following the year in which you attain the applicable age or the date of retirement instead of age 72 if it is later. For that year, and each succeeding year, a distribution must be made on or before December 31. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to contract owner tax reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We have engaged se2, llc (“se²”), a leading third-party provider of contract administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Contracts. Administrative functions performed by se² include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to se² is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against business interruption and/or cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, interruptions of service resulting from natural disasters, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Variable Accumulation Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the Funds and the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds will always be able to avoid cyber security risks.

In addition, we are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic

(such as COVID- 19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate the Variable Accumulation Unit values, or have other possible negative impacts. There can be no assurance that we, our service providers, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

The COVID-19 pandemic to date has led to the implementation of various responses, including government-imposed quarantines, travel restrictions and other public health-focused safety measures across the United States and in other countries. Some of these responses may increase the risk to the Company and the Variable Account of cyber security breaches or other forms of business disruption in ways that are currently unpredictable. Although we continually make efforts to identify and reduce our exposure to these risks, there is considerable uncertainty around both the severity and duration of the COVID-19 outbreak and, for that reason, the future financial and other impacts of the pandemic on the Company cannot reasonably be estimated at this time.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2018, 2019 and 2020, $2,564,246, $2,226,118, and $2,079,399, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account options and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2020 are also included in the SAI.

APPENDIX A - GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US”): Delaware Life Insurance Company.

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DCA PERIOD: The period for which a Guaranteed Interest Rate is credited.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEED INTEREST RATE: The rate of interest we credit on an annual effective basis.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its Service Address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and an optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERVICE ADDRESS: P.O. Box 758581, Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract. The amount equals: (i) your Account Value at the end of the Valuation Period during which we receive your surrender request; minus (ii) any Account Fee applicable for the Account Year in which the surrender is made and minus any applicable withdrawal charge.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Annual Earnings	Cumulative Annual Earnings	Free Withdrawal Amount	Purchase Payment Amount Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$1,000	$1,000	$6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$5,100	$6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$9,600	$9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$0	0.00%	$0

(a)

The free withdrawal amount in any year is equal to the greater of (1) the Contract’s earnings, minus all withdrawals previously taken that were not subject to withdrawal charges, and (2) 15% of any Purchase Payments made in the last seven Account Years minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges. In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)

In Account Year 4, the free withdrawal amount is $12,100, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)

In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the Purchase Payment amount subject to withdrawal charge equals $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of four partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

Account Year	Hypothetical Account Value Before Withdrawal	Earnings	Cumulative Earnings	Amount of Withdrawal	Remaining Free Withdrawal Amount After Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Hypothetical Account Value After Withdrawal
1	$41,000	$1,000	$1,000	$0	$6,000	$0	8.00%	$0	$41,000
2	$45,100	$4,100	$5,100	$0	$6,000	$0	8.00%	$0	$45,100
3	$49,600	$4,500	$9,600	$0	$9,600	$0	7.00%	$0	$49,600
(a) 4	$50,100	$500	$10,100	$4,000	$6,100	$0	6.00%	$0	$46,100
(b) 4	$46,900	$800	$10,900	$9,000	$0	$2,100	6.00%	$126	$37,900
(c) 4	$38,500	$600	$11,500	$12,000	$0	$11,400	6.00%	$684	$26,500
(d) 4	$26,900	$400	$11,900	$20,000	$0	$19,600	6.00%	$1,176	$6,900

(a)

In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract’s cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from Purchase Payments.

(c)

Since $10,900 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from Purchase Payments.

(d)

Since $11,500 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from Purchase Payments. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from Purchase Payments and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.

APPENDIX C - CALCULATION OF FREE WITHDRAWAL AMOUNT

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments made. For all other Account Years, the free withdrawal amount is equal to the greater of:

#1 - Contract earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or

#2 - 15% of the amount of all Purchase Payments made in the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

For the below example, assume an initial Purchase Payment of $100,000 is made on the Issue Date.

Account Year	Purchase Payments	Hypothetical Account Value before Withdrawal	Contract Earnings (#1 Above)	15% of Purchase Payments (#2 Above)	Free Amount before Withdrawal	Amount of Withdrawals	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
1	$100,000	$101,000	$1,000	$15,000	$15,000	$0	$15,000	$101,000
2	$0	$101,000	$1,000	$15,000	$15,000	$0	$15,000	$101,000
3	$0	$109,000	$9,000	$15,000	$15,000	$0	$15,000	$109,000
(a) 4	$0	$117,000	$17,000	$15,000	$17,000	$17,000	$0	$100,000
(b) 4	$40,000	$141,000	$1,000	$4,000	$4,000	$0	$4,000	$141,000
5	$0	$142,000	$2,000	$21,000	$21,000	$0	$21,000	$142,000
6	$0	$135,000	$0	$21,000	$21,000	$0	$21,000	$135,000
7	$0	$140,000	$0	$21,000	$21,000	$0	$21,000	$140,000
(c) 8	$0	$143,000	$3,000	$6,000	$6,000	$0	$6,000	$143,000
(d) 8	$20,000	$165,000	$5,000	$9,000	$9,000	$0	$9,000	$165,000
(e) 8	$0	$159,000	$0	$9,000	$9,000	$9,000	$0	$150,000

(a)

In Account Year 4, a request for the entire free withdrawal amount is made. The Contract earnings of $17,000 are greater than 15% of all Purchase Payments made in the last seven Account Years (15% x $100,000 = $15,000) and as such $17,000 is withdrawn from the Account.

(b)

Later in Account Year 4, an additional Purchase Payment of $40,000 is made and the free withdrawal amount is immediately recalculated. Because 15% of all Purchase Payments made in the last seven Account Years (15% of $140,000) exceeds Contract earnings in Account Year 4 ($1,000), the new free withdrawal amount is $4,000 ([0.15% x $140,000] - $17,000).

(c)

In Account Year 8, the free withdrawal amount is $6,000 which represents 15% of Purchase Payments made in the last seven Account Years. (Purchase Payments made in the last seven Account Years would include the $40,000 in Account Year 4, but would not include the $100,000 initial Purchase Payment because that Payment was made more than seven Account Years ago.) The $6,000 is greater than the Contract earnings of $3,000.

(d)

Later in Account Year 8, an additional Purchase Payment of $20,000 is made and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is $9,000 (0.15 x [$40,000 + $20,000]), which exceeds Contract earnings in Account Year 8 ($5,000).

(e)	Subsequently, in Account Year 8, a withdrawal of $9,000 is taken which reduces the free withdrawal amount to $0.

APPENDIX D - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on the cover page of the prospectus.

If you purchased your Contract before October 31, 2011, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Invesco V.I. Capital Appreciation Fund, Series II Shares1

Small-Cap Equity Fund

Franklin Small Cap Value VIP Fund, Class 2

International/Global Equity Funds

AB International Growth Portfolio, Class B

Columbia Variable Portfolio - Overseas Core Fund, Class 2

Templeton Growth VIP Fund, Class 2

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Asset Allocation Fund

Franklin Income VIP Fund, Class 2

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Intermediate-Term Bond Fund

MFS® Corporate Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

[1]	Formerly known as Invesco Oppenheimer V.I. Capital Appreciation Fund.

AllianceBernstein L.P. advises the AB International Growth Portfolio. Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios and Threadneedle International Ltd subadvises the Columbia Variable Portfolio-Overseas Core Fund. FMR Co., Inc. advises the Fidelity® Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Income VIP Fund and Franklin Strategic Income VIP Fund. Franklin Mutual Advisers LLC advises the Franklin Mutual Shares VIP Fund and the Franklin Small Cap Value VIP Fund. Invesco Advisers, Inc. advises the Invesco Oppenheimer V.I. Capital Appreciation Fund. Massachusetts Financial Services Company advises the MFS® Corporate Bond Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

APPENDIX E - OPTIONAL LIVING BENEFIT EXAMPLES

Example: How the Living Benefits work

Assume for the examples below that you are age 63 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate with single-life coverage. (If you selected joint-life coverage, then the numbers shown in the example could be different). Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your Coverage Date is your Issue Date. At any time, you can begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Years 2 and 5.)

A. How SIR III works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$107,000	$100,000	$4,280	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can withdraw up to $6,688 in Account Year 4 without reducing your Withdrawal Benefit Base.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	$6,688
5	$118,312	$133,750	$125,000	$6,688	$6,688

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500. Going forward, your new Bonus Base will be $170,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 15th Account Anniversary.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	$170,000	$8,500	$8,500
7	$161,500	$170,000	$170,000	$8,500	$8,500
8	$153,000	$170,000	$170,000	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will increase by $11,900, which is 7% of your Bonus Base ($170,000). Your new Annual Withdrawal Amount will be set equal to $9,095, which is 5% of your new Withdrawal Benefit Base ($181,900), as shown below:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	$170,000	$8,500	$0
10	$144,500	$181,900	$170,000	$9,095	$9,095
11	$135,405	$181,900	$170,000	$9,095	$9,095
12	$126,310	$181,900	$170,000	$9,095	$9,095
13	$117,215	$181,900	$170,000	$9,095	$9,095
14	$108,120	$181,900	$170,000	$9,095	$9,095
15	$99,025	$181,900	$170,000	$9,095	$9,095

B. How SIM works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period, you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$108,000	$100,000	$4,320	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $6,750 (5% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$6,750	$6,750
5	$118,250	$135,000	N/A	$6,750	$6,750

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$8,500	$8,500
7	$161,500	$170,000	N/A	$8,500	$8,500
8	$153,000	$170,000	N/A	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	N/A	$8,500	$0
10	$144,500	$170,000	N/A	$8,500	$8,500
11	$136,000	$170,000	N/A	$8,500	$8,500
12	$127,500	$170,000	N/A	$8,500	$8,500
13	$119,000	$170,000	N/A	$8,500	$8,500
14	$110,500	$170,000	N/A	$8,500	$8,500
15	$102,000	$170,000	N/A	$8,500	$8,500

C. How SIM Plus works.

Your Annual Withdrawal Amount is set equal to 3% of your Withdrawal Benefit Base, or $3,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring your withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $5,000. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$3,000	$0
2	$100,000	$108,000	$100,000	$3,240	$0
3	$125,000	$125,000	$125,000	$5,000	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 4%. Your Annual Withdrawal Amount will be equal to 4% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $5,400 (4% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. The Withdrawal Benefit Base will increase each year following the initial withdrawal by the 2.5% Plus Factor, as long as no Excess Withdrawals are taken during the Account Year. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$5,400	$5,400
5	$119,600	$138,375	N/A	$5,535	$5,535

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $6,800.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$6,800	$6,800
7	$163,200	$174,250	N/A	$6,970	$6,970
8	$156,230	$178,606	N/A	$7,144	$7,144

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken. However, the Withdrawal Benefit Base will increase by 2.5% as a result of the Plus Factor.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$149,086	$183,071	N/A	$7,323	$0
10	$149,086	$187,648	N/A	$7,506	$7,506
11	$141,580	$192,339	N/A	$7,694	$7,694
12	$133,886	$197,148	N/A	$7,886	$7,886
13	$126,000	$202,077	N/A	$8,083	$8,083
14	$117,917	$207,129	N/A	$8,285	$8,285
15	$109,632	$212,307	N/A	$8,492	$8,492

Example: 200% Benefit Enhancement (SIM & SIM Plus only)

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000 (200% of the initial Purchase Payment). If on January 1, 2020, your current Withdrawal Benefit Base is greater than $200,000 due to a prior step-up, then the 200% Benefit Enhancement would not be applied.

Assume a client, age 55, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2025 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000.

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. A subsequent purchase payment of $50,000 is made on June 1, 2018. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $238,000, the Withdrawal Benefit Base will be increased to $250,000 (200% of the initial Purchase Payment, plus 100% of additional Purchase Payments made after the first Account Anniversary.)

Example: One-Time Access Withdrawal (SIM and SIM Plus only)

You may take the One-Time Access Withdrawal before you begin receiving your Annual Withdrawal Amount. The One-Time Access Withdrawal will not end the 200% Benefit Enhancement or the Bonus Period. However, the One-Time Access Withdrawal will cause the Bonus for that Account Year to be forfeited. As a result of the One-Time Access Withdrawal, your Withdrawal Benefit Base, Bonus Base and your 200% Benefit Enhancement will be reduced using the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:

	BB	=	Your Bonus Base immediately prior to the One-Time Access Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the One-Time Access Withdrawal.

	BE	=	Your 200% Benefit Enhancement immediately prior to the One-Time Access Withdrawal.

	WD	=	The amount of the One-Time Access Withdrawal.

	AV	=	Your Account Value immediately prior to the One-Time Access Withdrawal.

Assume your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each year in which you do not take a withdrawal during the Bonus Period. Assume your Coverage Date will start in your 5th Account Anniversary (the first Account Anniversary after you reach age 59). If you notify us, the first withdrawal you take after the Coverage Date may be considered the One-Time Access Withdrawal.

Assume that because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. We will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you need to take $10,000 and you notify us of your intention to make this withdrawal your One-Time Access Withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Withdrawals
1	$100,000	$100,000	$100,000	$0
2	$100,000	$108,000	$100,000	$0
3	$125,000	$125,000	$125,000	$0
4	$125,000	$135,000	$125,000	$0
5	$125,000	$145,000	$125,000	$0
6	$125,000	$155,000	$125,000	$0
7	$125,000	$165,000	$125,000	$10,000

At this point, your Bonus Base, your Withdrawal Benefit Base and your 200% Benefit Enhancement will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 - $10,000

				$125,000

	=	$115,000

Your new Withdrawal Benefit Base	=	$165,000	x	$125,000 - $10,000

				$125,000

	=	$151,800

Your new 200% Benefit Enhancement	=	$200,000	x	$125,000 - $10,000

				$125,000

	=	$184,000

Example: Early Withdrawals

Any withdrawal (other than the One-Time Access Withdrawal applicable to SIM and SIM Plus) taken before your Coverage Date will be considered an Early Withdrawal. Your Bonus Base (applicable to SIR III only) and Withdrawal Benefit Base will be reduced using the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set to equal your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by a percentage of your Bonus Base each year in which you do not take a withdrawal. Your Coverage Date will be the first Account Anniversary after you attain the age of 59. (Please note that with SIM and SIM Plus, the first Early Withdrawal taken will be considered the One-Time Access Withdrawal. Also note that the Bonus Period will end on SIM and SIM Plus if a second Early Withdrawal is taken.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of the Withdrawal Benefit Base and Bonus Base. We will step up your Withdrawal Benefit Base and Bonus Base to $125,000. Assume that, in your Account Year 3, you withdraw $10,000. Because you are age 53 (and younger than age 59), this is an Early Withdrawal.

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 - $10,000
(SIR III only)				$125,000
	=	115,000

Your new Withdrawal Benefit Base	=	$125,000	x	$125,000 - $10,000
				$125,000
	=	115,000

Your Annual Withdrawal Amount will still be $0 because you have not reached your Coverage Date. For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement.

Example: Excess Withdrawals

If you take an Excess Withdrawal that is not your One-Time Access Withdrawal, (applicable to SIM and SIM Plus only) your Withdrawal Benefit Base and Bonus Base (applicable to SIR III only) will be reduced according to the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Assume that you invested $65,000 and, due to recent positive market performance, your Account Value in Account Year 5 is $100,000. Your Withdrawal Benefit Base and Bonus Base have stepped up to 100,000, your Lifetime Withdrawal Percentage is 5%, and thus your Annual Withdrawal Amount is $5,000. During this Account Year you make two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $96,000 but does not affect your Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $5,000 Annual Withdrawal Amount. After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	$100,000	x	$96,000 - $6,000

				$96,000 - ($5,000 - $4,000)

	=	$94,737

Your new Withdrawal Benefit Base	=	$100,000	x	$96,000 - $6,000

				$96,000 - ($5,000 - $4,000)

	=	$94,737

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be $4,737 (5% of $94,737). For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement.

You should be aware that, if your Account Value minus your Annual Withdrawal Amount is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefit.

Example: Account Value goes to zero before the Coverage Date

Assume for the next two examples (A and B) below that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same.)

Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you have not reached age 59 prior to your Issue Date, your Coverage Date is the anniversary following your 59th birthday. You may begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base starting on the Coverage Date.

A. Early Withdrawal causes Account Value to go to zero before the Coverage Date.

Assume that because of the investment performance of the Designated Funds your Account Value remains constant. During Account Year 4 you decide to take an Early Withdrawal equal to the full Account Value.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$100,000	$114,000	$100,000	$0	$0
4	$100,000	$121,000	$100,000	$0	$100,000
5	$0	$0	$0	$0	$0

Since your withdrawal was for the full Account Value, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

B. Poor performance, Contract fees and charges cause Account Value to go to zero before the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$85,000	$107,000	$100,000	$0	$0
3	$65,000	$114,000	$100,000	$0	$0
4	$55,000	$121,000	$100,000	$0	$0
5	$45,000	$128,000	$100,000	$0	$0
6	$35,000	$135,000	$100,000	$0	$0
7	$25,000	$142,000	$100,000	$0	$0
8	$15,000	$149,000	$100,000	$0	$0
9	$8,000	$156,000	$100,000	$0	$0
10	$400	$163,000	$100,000	$0	$0
11	$0	$0	$0	$0	$0

Since your Account Value went to zero before the Coverage Date, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

Examples: Account Value goes to zero after the Coverage Date

Assume for the next two examples (A and B) below that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same.)

A. Excess Withdrawal combined with poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 9 years of the Contract, the investment performance of the Designated Funds is such that the Account Value increases by $1,000 per year. During Account Year 9, you decide to take an Excess Withdrawal for less than the full Account Value. Your Withdrawal Benefit Base and Bonus Base will both reduce proportionately; your Annual Withdrawal Amount will be 5% of the new Withdrawal Benefit Base. Suppose, due to poor investment performance after the Excess Withdrawal, the Account Value goes to zero during Account Year 12. Then your Annual Withdrawal Amount available in Account Year 13 will continue to be paid for the rest of your life.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$101,000	$107,000	$100,000	$5,350	$0
3	$102,000	$114,000	$100,000	$5,700	$0
4	$103,000	$121,000	$100,000	$6,050	$0
5	$104,000	$128,000	$100,000	$6,400	$0
6	$105,000	$135,000	$100,000	$6,750	$0
7	$106,000	$142,000	$100,000	$7,100	$0
8	$107,000	$149,000	$100,000	$7,450	$0
9	$108,000	$156,000	$100,000	$7,800	$50,000
10	$58,000	$90,299	$57,884	$4,515	$4,515
11	$25,000	$90,299	N/A	$4,515	$4,515
12	$5,000	$90,299	N/A	$4,515	$4,515
For Life	$0	$90,299	N/A	$4,515	$4,515

B. Poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$85,000	$107,000	$100,000	$5,350	$0
3	$65,000	$114,000	$100,000	$5,700	$0
4	$55,000	$121,000	$100,000	$6,050	$0
5	$45,000	$128,000	$100,000	$6,400	$0
6	$35,000	$135,000	$100,000	$6,400	$0
7	$25,000	$142,000	$100,000	$7,100	$0
8	$15,000	$149,000	$100,000	$7,450	$0
9	$8,000	$156,000	$100,000	$7,800	$0
10	$400	$163,000	$100,000	$8,150	$0
11	$0	$170,000	N/A	$8,500	$8,500
For Life	$0	$170,000	N/A	$8,500	$8,500

Because your Account Value was reduced to zero during Account Year 11, we will pay the Annual Withdrawal Amount for the rest of your life. All other Contract features, benefits, and guarantees will terminate.

C. Excess Withdrawal causes Account Value to go to zero after the Coverage Date.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$80,000	$107,000	$100,000	$5,350	$0
3	$60,000	$114,000	$100,000	$5,700	$60,000
4	$0	$0	$0	$0	$0

Your Contract and all benefits end because you took an Excess Withdrawal that causes your Account Value to go to zero.

APPENDIX F - BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

For Contracts purchased with Income Maximizer or Income Maximizer Plus, the Funds available in each asset class and the percentage range assigned to each asset class under the Build Your Own Portfolio investment option are as follows:

Balanced Funds

0% to 60%

AB Balanced Wealth Strategy Portfolio

AB Dynamic Asset Allocation Portfolio

BlackRock Global Allocation V.I. Fund

Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)

Invesco V.I. Equity and Income Fund

MFS® Conservative Allocation Portfolio

MFS® Global Tactical Allocation Portfolio

MFS® Moderate Allocation Portfolio

MFS® Total Return Series

PIMCO All Asset Portfolio

PIMCO Global Managed Asset Allocation Portfolio

Putnam VT Multi-Asset Absolute Return Fund

Fixed Income Funds

40% to 100%

JPMorgan Insurance Trust Core Bond Portfolio

MFS® Government Securities Portfolio

MFS® Inflation-Adjusted Bond Portfolio

MFS® Limited Maturity Portfolio

MFS® U.S. Government Money Market Portfolio

MFS® Total Return Bond Series

For Contracts purchased on or after October 31, 2011, with Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Managed Asset Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio
MFS® Limited Maturity Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	MFS® International Intrinsic Value Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Inflation- Adjusted Bond Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® Research International Portfolio	MFS® Emerging Markets Equity Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	PIMCO All Asset Portfolio	MFS® Growth Allocation Portfolio	MFS® Core Equity Portfolio	First Eagle Overseas Variable Fund	MFS® High Yield Portfolio
	Putnam VT Multi-Asset Absolute Return Fund	BlackRock Global Allocation V.I. Fund	MFS® Research Series	Invesco V.I. Global Fund	Lazard Retirement Emerging Markets Equity Portfolio
			Rational Trend Aggregation VA Fund[1]	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)	Templeton Global Bond VIP Fund
			MFS® Mid Cap Value Portfolio	MFS® International Growth Portfolio
			JPMorgan Insurance Trust U.S. Equity Portfolio	MFS® Growth Series
			Putnam VT Large Cap Value Fund	CTIVPSM - Loomis Sayles Growth Fund
Rational Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio
[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased prior to October 31, 2011, with Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Managed Asset Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco V.I. Capital Appreciation Fund	MFS® Global Real Estate Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Intrinsic Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Limited Maturity Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
MFS® Inflation- Adjusted Bond Portfolio	Putnam VT Multi-Asset Absolute Return Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
		MFS® Growth Allocation Portfolio	Rational Trend Aggregation VA Fund[1]	First Eagle Overseas Variable Fund	Templeton Global Bond VIP Fund
		BlackRock Global Allocation V.I. Fund	MFS® Mid Cap Value Portfolio	Invesco V.I. Global Fund
			JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Overseas Core Fund
			Putnam VT Large Cap Value Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
MFS® International Growth Portfolio
MFS® Growth Series
CTIVPSM - Loomis Sayles Growth Fund
Columbia Variable Portfolio - Large Cap Growth Fund
Rational Insider Buying VA Fund[1]

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio
[1]	Only available if you purchased your Contract through a Huntington Bank representative.

APPENDIX G - CONDENSED FINANCIAL INFORMATION

The following information for Masters Choice II should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The beginning value for each Accumulation Unit is November 4, 2010, which is the date the Sub-Accounts first became available. Calculated unit values are provided for portfolios with zero accumulated units at year end.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AB Dynamic Asset Allocation Portfolio, Class B	01	2020	13.2520	13.7085	1,293,575
	01	2019	11.6564	13.2520	1,355,678
	01	2018	12.7534	11.6564	1,622,566
	01	2017	11.3075	12.7534	1,943,419
	01	2016	11.0890	11.3075	2,141,781
	01	2015	11.3888	11.0890	2,270,075
	01	2014	11.0786	11.3888	2,414,996
	01	2013	10.0330	11.0786	2,355,480
	01	2012	9.4171	10.0330	1,828,987
	01	2011	10.0000	9.4171	1,470,741

	02	2020	12.9624	13.3744	0
	02	2019	11.4310	12.9624	0
	02	2018	12.5392	11.4310	0
	02	2017	11.1461	12.5392	0
	02	2016	10.9584	11.1461	0
	02	2015	11.2833	10.9584	0
	02	2014	11.0038	11.2833	0
	02	2013	9.9906	11.0038	0
	02	2012	9.4012	9.9906	0
	02	2011	10.0000	9.4012	0

	03	2020	12.7950	13.1826	272,922
	03	2019	11.2997	12.7950	291,756
	03	2018	12.4132	11.2997	318,755
	03	2017	11.0501	12.4132	343,213
	03	2016	10.8807	11.0501	395,179
	03	2015	11.2203	10.8807	425,024
	03	2014	10.9591	11.2203	444,940
	03	2013	9.9652	10.9591	486,903
	03	2012	9.3917	9.9652	396,691
	03	2011	10.0000	9.3917	292,023

AB International Growth Portfolio, Class B	01	2020	10.6537	13.6210	19,011
	01	2019	8.4878	10.6537	22,134
	01	2018	10.4423	8.4878	24,387
	01	2017	7.8616	10.4423	33,389
	01	2016	8.5754	7.8616	36,360
	01	2015	8.8860	8.5754	33,306
	01	2014	9.1369	8.8860	41,605
	01	2013	8.1732	9.1369	39,872
	01	2012	7.1901	8.1732	36,522
	01	2011	8.6813	7.1901	39,716

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	10.3379	13.1833	0
	02	2019	8.2574	10.3379	0
	02	2018	10.1852	8.2574	0
	02	2017	7.6877	10.1852	0
	02	2016	8.4070	7.6877	0
	02	2015	8.7336	8.4070	0
	02	2014	9.0031	8.7336	0
	02	2013	8.0739	9.0031	0
	02	2012	7.1209	8.0739	0
	02	2011	8.6196	7.1209	0

	03	2020	10.1555	12.9319	4,874
	03	2019	8.1234	10.1555	6,099
	03	2018	10.0345	8.1234	6,965
	03	2017	7.5849	10.0345	8,926
	03	2016	8.3073	7.5849	11,453
	03	2015	8.6432	8.3073	10,781
	03	2014	8.9235	8.6432	11,052
	03	2013	8.0148	8.9235	12,460
	03	2012	7.0796	8.0148	13,427
	03	2011	8.5826	7.0796	13,353

AB Small/Mid Cap Value Portfolio, Class B	01	2020	22.5546	22.9294	32,753
	01	2019	19.0676	22.5546	33,547
	01	2018	22.8197	19.0676	34,955
	01	2017	20.4967	22.8197	44,747
	01	2016	16.6494	20.4967	39,547
	01	2015	17.8962	16.6494	30,075
	01	2014	16.6515	17.8962	41,572
	01	2013	12.2638	16.6515	31,294
	01	2012	10.4942	12.2638	3,401
	01	2011	10.0000	10.4942	973

	02	2020	22.0832	22.3923	0
	02	2019	18.9171	22.0832	0
	02	2018	22.4584	18.9171	0
	02	2017	20.2237	22.4584	0
	02	2016	16.4694	20.2237	0
	02	2015	17.7477	16.4694	0
	02	2014	16.5553	17.7477	0
	02	2013	12.2239	16.5553	0
	02	2012	10.4868	12.2239	0
	02	2011	10.0000	10.4868	0

	03	2020	21.8108	22.0841	3,149
	03	2019	18.5129	21.8108	4,865
	03	2018	22.2456	18.5129	6,139
	03	2017	20.0614	22.2456	7,799
	03	2016	16.3621	20.0614	7,721
	03	2015	17.6590	16.3621	6,921
	03	2014	16.4977	17.6590	4,475
	03	2013	12.1999	16.4977	5,487
	03	2012	10.4823	12.1999	919
	03	2011	10.0000	10.4823	80

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AB Balanced Wealth Strategy Portfolio, Class B	01	2020	16.7261	18.0269	274,817
	01	2019	14.3435	16.7261	274,678
	01	2018	15.5362	14.3435	317,132
	01	2017	13.6200	15.5362	388,841
	01	2016	13.2190	13.6200	448,845
	01	2015	13.2287	13.2190	544,811
	01	2014	12.5197	13.2287	570,651
	01	2013	10.9148	12.5197	555,570
	01	2012	9.7596	10.9148	537,953
	01	2011	10.2047	9.7596	515,186

	02	2020	16.2306	17.4478	0
	02	2019	13.9544	16.2306	0
	02	2018	15.1540	13.9544	0
	02	2017	13.3189	15.1540	0
	02	2016	12.9596	13.3189	0
	02	2015	13.0021	12.9596	0
	02	2014	12.3364	13.0021	0
	02	2013	10.7824	12.3364	0
	02	2012	9.6657	10.7824	0
	02	2011	10.1322	9.6657	0

	03	2020	15.9443	17.1152	51,976
	03	2019	13.7280	15.9443	55,506
	03	2018	14.9298	13.7280	66,052
	03	2017	13.1410	14.9298	80,444
	03	2016	12.8060	13.1410	80,780
	03	2015	12.8676	12.806	94,952
	03	2014	12.2275	12.8676	101,685
	03	2013	10.7035	12.2275	79,489
	03	2012	9.6097	10.7035	75,354
	03	2011	10.0889	9.6097	64,189

BlackRock Global Allocation V.I. Fund, Class III	01	2020	18.1025	21.5564	2,313,516
	01	2019	15.5828	18.1025	2,733,925
	01	2018	17.0921	15.5828	3,257,990
	01	2017	15.2363	17.0921	3,832,651
	01	2016	14.8786	15.2363	4,280,675
	01	2015	15.2347	14.8786	4,619,599
	01	2014	15.1505	15.2347	4,877,063
	01	2013	13.4228	15.1505	5,145,065
	01	2012	12.3741	13.4228	5,769,861
	01	2011	13.0169	12.3741	5,477,464

	02	2020	17.5936	20.8964	2,168
	02	2019	15.1837	17.5936	317
	02	2018	16.6975	15.1837	0
	02	2017	14.9226	16.6975	126
	02	2016	14.6093	14.9226	261
	02	2015	14.9970	14.6093	6,242
	02	2014	14.9520	14.9970	0
	02	2013	13.2805	14.9520	0
	02	2012	12.2742	13.2805	0
	02	2011	12.9446	12.2742	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2020	17.2994	20.5173	360,984
	03	2019	14.9514	17.2994	426,645
	03	2018	16.4659	14.9514	515,577
	03	2017	14.7371	16.4659	620,935
	03	2016	14.4498	14.7371	688,953
	03	2015	14.8558	14.4498	732,233
	03	2014	14.8338	14.8558	824,893
	03	2013	13.1957	14.8338	888,075
	03	2012	12.2146	13.1957	873,338
	03	2011	12.9013	12.2146	811,301

CTIVP - Loomis Sayles Growth Fund, Class 2	01	2020	17.0185	22.0952	35,459
	01	2019	13.1250	17.0185	44,230
	01	2018	13.6677	13.1250	60,295
	01	2017	10.4410	13.6677	76,291
	01	2016	16.0502	10.4410	69,765
	01	2015	15.9699	16.0502	45,615
	01	2014	14.8291	15.9699	47,559
	01	2013	11.1093	14.8291	49,975
	01	2012	10.0631	11.1093	77,047
	01	2011	10.4978	10.0631	73,496

	02	2020	16.8590	21.8319	0
	02	2019	13.0355	16.8590	0
	02	2018	13.6096	13.0355	0
	02	2017	10.4232	13.6096	0
	02	2016	15.6946	10.4232	0
	02	2015	15.6558	15.6946	0
	02	2014	14.5744	15.6558	0
	02	2013	10.9461	14.5744	0
	02	2012	9.9406	10.9461	0
	02	2011	10.3963	9.9406	0

	03	2020	16.7686	21.6835	7,749
	03	2019	12.9843	16.7686	11,383
	03	2018	13.5759	12.9843	16,722
	03	2017	10.4125	13.5759	38,227
	03	2016	15.4846	10.4125	42,946
	03	2015	15.4699	15.4846	30,606
	03	2014	14.4233	15.4699	30,141
	03	2013	10.8492	14.4233	32,001
	03	2012	9.8677	10.8492	21,356
	03	2011	10.3358	9.8677	34,901

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Columbia Variable Portfolio - Large Cap Growth Fund, Class 2	01	2020	16.6709	22.1051	15,942
	01	2019	12.4681	16.6709	19,191
	01	2018	13.1846	12.4681	22,402
	01	2017	10.4539	13.1846	40,966
	01	2016	13.9401	10.4539	23,832
	01	2015	13.9552	13.9401	18,350
	01	2014	12.9993	13.9552	39,428
	01	2013	9.2796	12.9993	37,358
	01	2012	8.4658	9.2796	37,323
	01	2011	9.7642	8.4658	39,076

	02	2020	16.5147	21.8416	0
	02	2019	12.3830	16.5147	0
	02	2018	13.1287	12.3830	0
	02	2017	10.4361	13.1287	0
	02	2016	13.6312	10.4361	0
	02	2015	13.6806	13.6312	0
	02	2014	12.7759	13.6806	0
	02	2013	9.1433	12.7759	0
	02	2012	8.3627	9.1433	0
	02	2011	9.6698	8.3627	0

	03	2020	16.4261	21.6931	0
	03	2019	12.3344	16.4261	574
	03	2018	13.0961	12.3344	1,156
	03	2017	10.4254	13.0961	5,674
	03	2016	13.4488	10.4254	1,044
	03	2015	13.5181	13.4488	0
	03	2014	12.6434	13.5181	0
	03	2013	9.0623	12.6434	3,401
	03	2012	8.3013	9.0623	3,401
	03	2011	9.6135	8.3013	3,401

Columbia Variable Portfolio - Overseas Core Fund, Class 2	01	2020	12.3524	13.2611	3,245
	01	2019	10.0049	12.3524	3,284
	01	2018	12.1922	10.0049	3,437
	01	2017	9.7170	12.1922	4,351
	01	2016	14.0224	9.7170	5,187
	01	2015	14.2188	14.0224	4,465
	01	2014	15.1870	14.2188	4,673
	01	2013	12.7868	15.1870	4,039
	01	2012	11.0208	12.7868	4,427
	01	2011	13.3286	11.0208	6,291

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	12.2366	13.1029	0
	02	2019	9.9367	12.2366	0
	02	2018	12.1404	9.9367	0
	02	2017	9.7005	12.1404	0
	02	2016	13.6438	9.7005	0
	02	2015	13.8701	13.6438	0
	02	2014	14.8522	13.8701	0
	02	2013	12.5367	14.8522	0
	02	2012	10.8327	12.5367	0
	02	2011	13.1345	10.8327	0

	03	2020	12.1710	13.0138	3,304
	03	2019	9.8976	12.1710	3,295
	03	2018	12.1103	9.8976	3,346
	03	2017	9.6906	12.1103	3,446
	03	2016	13.4211	9.6906	3,547
	03	2015	13.6645	13.4211	2,723
	03	2014	14.6544	13.6645	2,734
	03	2013	12.3886	14.6544	7,592
	03	2012	10.7212	12.3886	8,331
	03	2011	13.0191	10.7212	8,855

Fidelity VIP Balanced Portfolio, Service Class 2	01	2020	21.0086	25.3108	761,242
	01	2019	17.1577	21.0086	869,787
	01	2018	18.2016	17.1577	1,007,796
	01	2017	15.8888	18.2016	1,100,775
	01	2016	15.0555	15.8888	1,181,331
	01	2015	15.2067	15.0555	1,212,960
	01	2014	14.0111	15.2067	1,146,120
	01	2013	11.9068	14.0111	979,708
	01	2012	10.5126	11.9068	928,726
	01	2011	11.0801	10.5126	858,798

	02	2020	20.3337	24.4346	0
	02	2019	16.6493	20.3337	0
	02	2018	17.7079	16.6493	0
	02	2017	15.4974	17.7079	0
	02	2016	14.7219	15.4974	0
	02	2015	14.9076	14.7219	0
	02	2014	13.7704	14.9076	0
	02	2013	11.7320	13.7704	0
	02	2012	10.3847	11.7320	0
	02	2011	10.9730	10.3847	0

	03	2020	19.9440	23.9318	103,586
	03	2019	16.3538	19.9440	110,748
	03	2018	17.4189	16.3538	132,745
	03	2017	15.2667	17.4189	136,260
	03	2016	14.5249	15.2667	142,273
	03	2015	14.7305	14.5249	148,142
	03	2014	13.6276	14.7305	152,811
	03	2013	11.6281	13.6276	171,985
	03	2012	10.3085	11.6281	174,262
	03	2011	10.9091	10.3085	95,917

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Fidelity VIP Contrafund Portfolio, Service Class 2	01	2020	24.2335	31.1343	161,838
	01	2019	18.7120	24.2335	204,051
	01	2018	20.3180	18.7120	277,247
	01	2017	16.9382	20.3180	411,653
	01	2016	15.9380	16.9382	419,468
	01	2015	16.0892	15.9380	461,586
	01	2014	14.6070	16.0892	483,087
	01	2013	11.3070	14.6070	510,608
	01	2012	9.8695	11.3070	546,516
	01	2011	10.2908	9.8695	516,849

	02	2020	23.5155	30.1341	0
	02	2019	18.2044	23.5155	266
	02	2018	19.8181	18.2044	0
	02	2017	16.5637	19.8181	107
	02	2016	15.6251	16.5637	221
	02	2015	15.8135	15.6251	4,953
	02	2014	14.3932	15.8135	0
	02	2013	11.1697	14.3932	0
	02	2012	9.7746	11.1697	0
	02	2011	10.2177	9.7746	0

	03	2020	23.1007	29.5597	20,408
	03	2019	17.9091	23.1007	25,697
	03	2018	19.5249	17.9091	51,122
	03	2017	16.3424	19.5249	70,802
	03	2016	15.4400	16.3424	82,822
	03	2015	15.6499	15.4400	72,366
	03	2014	14.2660	15.6499	69,026
	03	2013	11.0880	14.2660	71,299
	03	2012	9.7179	11.0880	84,600
	03	2011	10.1739	9.7179	75,745

Fidelity VIP Freedom 2015 Portfolio, Service Class 2	01	2020	19.0399	21.3308	7,185
	01	2019	16.3594	19.0399	7,344
	01	2018	17.5087	16.3594	2,231
	01	2017	15.4592	17.5087	4,607
	01	2016	14.8430	15.4592	5,049
	01	2015	15.1227	14.8430	5,219
	01	2014	14.6759	15.1227	5,353
	01	2013	13.0378	14.6759	5,852
	01	2012	11.8112	13.0378	4,953
	01	2011	12.0346	11.8112	5,135

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	18.3656	20.5224	0
	02	2019	15.8207	18.3656	0
	02	2018	16.9760	15.8207	0
	02	2017	15.0272	16.9760	0
	02	2016	14.4648	15.0272	0
	02	2015	14.7748	14.4648	0
	02	2014	14.3747	14.7748	0
	02	2013	12.8027	14.3747	0
	02	2012	11.6278	12.8027	0
	02	2011	11.8778	11.6278	0

	03	2020	17.9768	20.0589	0
	03	2019	15.5081	17.9768	0
	03	2018	16.6648	15.5081	0
	03	2017	14.7732	16.6648	1,245
	03	2016	14.2421	14.7732	1,422
	03	2015	14.5695	14.2421	1,487
	03	2014	14.1966	14.5695	0
	03	2013	12.6633	14.1966	334
	03	2012	11.5189	12.6633	0
	03	2011	11.7845	11.5189	0

Fidelity VIP Freedom 2020 Portfolio, Service Class 2	01	2020	19.4848	22.0515	19,443
	01	2019	16.4756	19.4848	22,021
	01	2018	17.7826	16.4756	24,711
	01	2017	15.5038	17.7826	31,593
	01	2016	14.8540	15.5038	32,651
	01	2015	15.1267	14.8540	28,917
	01	2014	14.6600	15.1267	28,759
	01	2013	12.8513	14.6600	23,997
	01	2012	11.5221	12.8513	20,958
	01	2011	11.8263	11.5221	21,717

	02	2020	18.7948	21.2158	0
	02	2019	15.9330	18.7948	0
	02	2018	17.2415	15.9330	0
	02	2017	15.0705	17.2415	0
	02	2016	14.4756	15.0705	0
	02	2015	14.7787	14.4756	0
	02	2014	14.3592	14.7787	0
	02	2013	12.6196	14.3592	0
	02	2012	11.3432	12.6196	0
	02	2011	11.6722	11.3432	0

	03	2020	18.3969	20.7366	96
	03	2019	15.6182	18.3969	99
	03	2018	16.9254	15.6182	104
	03	2017	14.8157	16.9254	208
	03	2016	14.2526	14.8157	215
	03	2015	14.5733	14.2526	112
	03	2014	14.1812	14.5733	113
	03	2013	12.4822	14.1812	450
	03	2012	11.2369	12.4822	128
	03	2011	11.5804	11.2369	133

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Fidelity VIP Mid Cap Portfolio, Service Class 2	01	2020	22.1301	25.7319	124,518
	01	2019	18.2120	22.1301	150,528
	01	2018	21.6620	18.2120	182,641
	01	2017	18.2160	21.6620	231,765
	01	2016	16.4982	18.2160	244,688
	01	2015	17.0009	16.4982	274,239
	01	2014	16.2532	17.0009	285,566
	01	2013	12.1260	16.2532	287,083
	01	2012	10.7302	12.1260	333,448
	01	2011	12.2009	10.7302	338,910

	02	2020	21.4191	24.8411	0
	02	2019	17.6723	21.4191	0
	02	2018	21.0746	17.6723	0
	02	2017	17.7674	21.0746	0
	02	2016	16.1327	17.7674	0
	02	2015	16.6665	16.1327	0
	02	2014	15.9740	16.6665	0
	02	2013	11.9479	15.9740	0
	02	2012	10.5996	11.9479	0
	02	2011	12.0830	10.5996	0

	03	2020	21.0086	24.3298	11,784
	03	2019	17.3586	21.0086	16,042
	03	2018	20.7306	17.3586	26,161
	03	2017	17.5029	20.7306	37,969
	03	2016	15.9168	17.5029	40,942
	03	2015	16.4685	15.9168	49,145
	03	2014	15.8084	16.4685	51,321
	03	2013	11.8421	15.8084	59,781
	03	2012	10.5218	11.8421	57,894
	03	2011	12.0126	10.5218	65,863

First Eagle Overseas Variable Fund	01	2020	16.3676	17.2532	695,974
	01	2019	14.1346	16.3676	733,327
	01	2018	16.0186	14.1346	865,252
	01	2017	14.1713	16.0186	1,063,791
	01	2016	13.6590	14.1713	1,174,702
	01	2015	13.5956	13.6590	1,299,170
	01	2014	13.9527	13.5956	1,427,337
	01	2013	12.4891	13.9527	1,514,891
	01	2012	11.0258	12.4891	1,692,836
	01	2011	11.9271	11.0258	1,703,999

	02	2020	15.8418	16.6559	0
	02	2019	13.7158	15.8418	0
	02	2018	15.5842	13.7158	0
	02	2017	13.8222	15.5842	0
	02	2016	13.3564	13.8222	0
	02	2015	13.3282	13.3564	0
	02	2014	13.7130	13.3282	0
	02	2013	12.3057	13.7130	0
	02	2012	10.8916	12.3057	0
	02	2011	11.8119	10.8916	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	15.5383	16.3132	56,114
	03	2019	13.4734	15.5383	68,008
	03	2018	15.3299	13.4724	99,881
	03	2017	13.6165	15.3299	143,442
	03	2016	13.1777	13.6165	155,453
	03	2015	13.1699	13.1777	152,101
	03	2014	13.5709	13.1699	237,330
	03	2013	12.1968	13.5709	257,611
	03	2012	10.8117	12.1968	283,397
	03	2011	11.7431	10.8117	291,058

Franklin Income VIP Fund, Class 2	01	2020	16.5384	16.4283	150,963
	01	2019	14.4445	16.5384	152,125
	01	2018	15.3014	14.4445	183,377
	01	2017	14.1418	15.3014	275,793
	01	2016	12.5723	14.1418	284,966
	01	2015	13.7116	12.5723	325,844
	01	2014	13.2860	13.7116	408,596
	01	2013	11.8199	13.2860	366,107
	01	2012	10.6367	11.8199	365,753
	01	2011	10.5309	10.6367	361,960

	02	2020	16.0072	15.8597	0
	02	2019	14.0166	16.0072	0
	02	2018	14.8865	14.0166	0
	02	2017	13.7936	14.8865	0
	02	2016	12.2938	13.7936	0
	02	2015	13.4420	12.2938	0
	02	2014	13.0578	13.4420	0
	02	2013	11.6464	13.0578	0
	02	2012	10.5073	11.6464	0
	02	2011	10.4291	10.5073	0

	03	2020	15.7005	15.5332	30,352
	03	2019	13.7678	15.7005	34,025
	03	2018	14.6435	13.7678	38,760
	03	2017	13.5882	14.6435	55,744
	03	2016	12.1293	13.5882	59,834
	03	2015	13.2823	12.1293	56,582
	03	2014	12.9224	13.2823	54,895
	03	2013	11.5433	12.9224	55,734
	03	2012	10.4303	11.5433	60,583
	03	2011	10.3684	10.4303	57,416

Franklin Income VIP Fund, Class 4	01	2020	15.9829	15.8582	48,737
	01	2019	13.9607	15.9829	49,458
	01	2018	14.8062	13.9607	68,234
	01	2017	13.6995	14.8062	75,965
	01	2016	12.1956	13.6995	77,634
	01	2015	13.3138	12.1956	97,874
	01	2014	12.9121	13.3138	105,773
	01	2013	11.4961	12.9121	114,236
	01	2012	10.3537	11.4961	76,347
	01	2011	10.0000	10.3537	38,388

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	15.6489	15.4868	0
	02	2019	13.7042	15.6489	0
	02	2018	14.5718	13.7042	0
	02	2017	13.5171	14.5718	0
	02	2016	12.0637	13.5171	0
	02	2015	13.2034	12.0637	0
	02	2014	12.8375	13.2034	0
	02	2013	11.4587	12.8375	0
	02	2012	10.3464	11.4587	0
	02	2011		10.3464	0

	03	2020	15.4558	15.2736	4,624
	03	2019	13.5546	15.4558	5,604
	03	2018	14.4336	13.5546	8,977
	02	2011	10.0000	10.3464	0
	03	2017	13.4085	14.4336	9,073
	03	2016	11.9851	13.4085	9,102
	03	2015	13.1374	11.9851	11,542
	03	2014	12.7929	13.1374	12,402
	03	2013	11.4362	12.7929	12,763
	03	2012	10.3419	11.4362	13,890
	03	2011	10.0000	10.3419	12,067

Franklin Mutual Shares VIP Fund, Class 2	01	2020	28.0465	26.2722	19,036
	01	2019	23.1939	28.0465	20,412
	01	2018	25.8566	23.1939	28,673
	01	2017	24.1895	25.8566	44,260
	01	2016	21.1278	24.1895	41,976
	01	2015	22.5291	21.1278	48,746
	01	2014	21.3191	22.5291	55,269
	01	2013	16.8490	21.3191	57,916
	01	2012	14.9511	16.8490	49,139
	01	2011	15.3149	14.9511	54,674

	02	2020	26.8318	25.0696	0
	02	2019	22.2465	26.8318	0
	02	2018	24.8642	22.2465	0
	02	2017	23.3211	24.8647	0
	02	2016	20.4210	23.3211	0
	02	2015	21.8308	20.4210	0
	02	2014	20.7107	21.8308	0
	02	2013	16.4098	20.7107	0
	02	2012	14.5985	16.4098	0
	02	2011	14.9917	14.5985	0

	03	2020	26.1342	24.3824	12,426
	03	2019	21.6993	26.1342	12,158
	03	2018	24.2883	21.6993	16,853
	03	2017	22.8138	24.2883	17,267
	03	2016	20.0073	22.8138	17,145
	03	2015	21.4212	20.0073	18,352
	03	2014	20.3532	21.4212	19,993
	03	2013	16.1510	20.3532	20,133
	03	2012	14.3904	16.1510	18,952
	03	2011	14.8005	14.3904	17,870

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Franklin Mutual Shares VIP Fund, Class 4	01	2020	19.6320	18.3655	3,475
	01	2019	16.2532	19.6320	3,261
	01	2018	18.1374	16.2532	7,683
	01	2017	16.9831	18.1374	8,023
	01	2016	14.8481	16.9831	8,278
	01	2015	15.8522	14.8481	9,305
	01	2014	15.0119	15.8522	9,172
	01	2013	11.8836	15.0119	6,654
	01	2012	10.5493	11.8836	5,123
	01	2011	10.0000	10.5493	5,100

	02	2020	19.2217	17.9354	0
	02	2019	15.9545	19.2217	0
	02	2018	17.8503	15.9545	0
	02	2017	16.7570	17.8503	0
	02	2016	14.6879	16.7570	0
	02	2015	15.7207	14.6879	0
	02	2014	14.9252	15.7207	0
	02	2013	11.8449	14.9252	0
	02	2012	10.5418	11.8449	0
	02	2011	10.0000	10.5418	0

	03	2020	18.9846	17.6885	0
	03	2019	15.7804	18.9846	0
	03	2018	17.6811	15.7804	0
	03	2017	16.6224	17.6811	0
	03	2016	14.5922	16.6224	0
	03	2015	15.6421	14.5922	0
	03	2014	14.8733	15.6421	0
	03	2013	11.8218	14.8733	0
	03	2012	10.5373	11.8218	0
	03	2011	10.0000	10.5373	47

Franklin Small Cap Value VIP Fund, Class 2	01	2020	42.9074	44.5244	17,365
	01	2019	34.4232	42.9074	24,765
	01	2018	40.0533	34.4232	29,409
	01	2017	36.6906	40.0533	44,061
	01	2016	28.5685	36.6906	42,861
	01	2015	31.2693	28.5685	43,856
	01	2014	31.5173	31.2693	46,797
	01	2013	23.4504	31.5173	43,138
	01	2012	20.0806	23.4504	32,018
	01	2011	21.1501	20.0806	33,778

	02	2020	41.0488	42.4860	0
	02	2019	33.0169	41.0488	0
	02	2018	38.5166	33.0169	0
	02	2017	35.3732	38.5166	0
	02	2016	27.6126	35.3732	0
	02	2015	30.2999	27.6126	0
	02	2014	30.6178	30.2999	0
	02	2013	22.8390	30.6178	0
	02	2012	19.6069	22.8390	0
	02	2011	20.7036	19.6069	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	39.9816	41.3216	3,759
	03	2019	32.2049	39.9816	3,738
	03	2018	37.6239	32.2049	6,519
	03	2017	34.6038	37.6239	7,990
	03	2016	27.0532	34.6038	8,160
	03	2015	29.7314	27.0532	9,615
	03	2014	30.0893	29.7314	9,446
	03	2013	22.4790	30.0893	9,373
	03	2012	19.3274	22.4790	11,281
	03	2011	20.4396	19.3274	11,762

Franklin Small Cap Value VIP Fund, Class 4	01	2020	23.3463	24.2127	4,797
	01	2019	18.7476	23.3463	5,224
	01	2018	21.8470	18.7476	7,295
	01	2017	20.0288	21.8470	23,882
	01	2016	15.6030	20.0288	23,842
	01	2015	17.1036	15.6030	25,022
	01	2014	17.2543	17.1026	24,606
	01	2013	12.8488	17.2543	21,571
	01	2012	11.0136	12.8488	22,605
	01	2011	10.0000	11.0136	20,609

	02	2020	22.8584	23.6456	0
	02	2019	18.4031	22.8584	0
	02	2018	21.5011	18.4031	0
	02	2017	19.7621	21.5011	0
	02	2016	15.4344	19.7621	0
	02	2015	16.9607	15.4344	0
	02	2014	17.1546	16.9607	0
	02	2013	12.8070	17.1546	0
	02	2012	11.0058	12.8070	0
	02	2011	10.0000	11.0058	0

	03	2020	22.5764	23.3201	0
	03	2019	18.2023	22.5764	0
	03	2018	21.2974	18.2023	7,123
	03	2017	19.6034	21.2974	7,142
	03	2016	15.3338	19.6034	7,295
	03	2015	16.8760	15.3338	8,820
	03	2014	17.0949	16.8760	9,105
	03	2013	12.7820	17.0949	10,060
	03	2012	11.0011	12.7820	11,620
	03	2011	10.0000	11.0011	11,428

Franklin Strategic Income VIP Fund, Class 2	01	2020	15.2232	15.5327	38,767
	01	2019	14.2807	15.2232	41,120
	01	2018	14.7925	14.2807	48,171
	01	2017	14.3403	14.7925	81,344
	01	2016	13.4673	14.3403	88,469
	01	2015	14.2011	13.4673	97,711
	01	2014	14.1324	14.2011	128,962
	01	2013	13.8660	14.1324	171,418
	01	2012	12.4669	13.8660	179,812
	01	2011	12.3199	12.4669	179,084

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	14.7343	14.9951	0
	02	2019	13.8577	14.7343	0
	02	2018	14.3915	13.8577	0
	02	2017	13.9872	14.3915	0
	02	2016	13.1691	13.9872	0
	02	2015	13.9218	13.1691	0
	02	2014	13.8897	13.9218	0
	02	2013	13.6625	13.8897	0
	02	2012	12.3153	13.6625	0
	02	2011	12.2009	12.3153	0

	03	2020	14.4519	14.6865	3,797
	03	2019	13.6117	14.4519	3,756
	03	2018	14.1566	13.6117	3,615
	03	2017	13.7790	14.1566	3,955
	03	2016	12.9929	13.7790	3,933
	03	2015	13.7565	12.9929	4,126
	03	2014	13.7457	13.7565	4,106
	03	2013	13.5416	13.7457	3,212
	03	2012	12.2250	13.5416	8,290
	03	2011	12.1299	12.2250	3,500

Franklin Strategic Income VIP Fund, Class 4	01	2020	12.1933	12.4310	6,849
	01	2019	11.4511	12.1933	8,150
	01	2018	11.8738	11.4511	14,591
	01	2017	11.5214	11.8738	15,303
	01	2016	10.8276	11.5214	20,623
	01	2015	11.4302	10.8276	21,389
	01	2014	11.3871	11.4302	17,861
	01	2013	11.1886	11.3871	18,024
	01	2012	10.0673	11.1886	20,689
	01	2011	10.0000	10.0673	8,625

	02	2020	11.9385	12.1399	0
	02	2019	11.2407	11.9385	0
	02	2018	11.6858	11.2407	0
	02	2017	11.3680	11.6858	0
	02	2016	10.7106	11.3680	0
	02	2015	11.3354	10.7106	0
	02	2014	11.3213	11.3354	0
	02	2013	11.1522	11.3213	0
	02	2012	10.0601	11.1522	0
	02	2011	10.0000	10.0601	0

	03	2020	11.7912	11.9728	110
	03	2019	11.1180	11.7912	104
	03	2018	11.5750	11.1180	98
	03	2017	11.2767	11.5750	100
	03	2016	10.6408	11.2767	97
	03	2015	11.2787	10.6408	100
	03	2014	11.2819	11.2787	101
	03	2013	11.1304	11.2819	98
	03	2012	10.0558	11.1304	97
	03	2011	10.0000	10.0558	17

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Rational Trend Aggregation VA Fund	01	2020	14.4934	14.4690	10,777
	01	2019	13.6922	14.4934	10,308
	01	2018	14.5448	13.6922	12,387
	01	2017	14.9810	14.5448	19,740
	01	2016	14.1967	14.9810	19,140
	01	2015	14.8447	14.1967	20,703
	01	2014	13.6600	14.8447	22,714
	01	2013	11.5426	13.6600	35,463
	01	2012	10.4977	11.5426	36,096
	01	2011	9.9383	10.4977	37,616

	02	2020	14.0557	13.9959	0
	02	2019	13.3129	14.0557	0
	02	2018	14.1786	13.3129	0
	02	2017	14.6412	14.1786	0
	02	2016	13.9099	14.6412	0
	02	2015	14.5817	13.9099	0
	02	2014	13.4521	14.5817	0
	02	2013	11.3958	13.4521	0
	02	2012	10.3907	11.3958	0
	02	2011	9.8618	10.3907	0

	03	2020	13.8029	13.7243	2
	03	2019	13.0923	13.8029	2
	03	2018	13.9639	13.0923	355
	03	2017	14.4405	13.9639	359
	03	2016	13.7401	14.4405	464
	03	2015	14.4258	13.7401	500
	03	2014	13.3285	14.4258	502
	03	2013	11.3084	13.3285	2,728
	03	2012	10.3268	11.3084	3,080
	03	2011	9.8161	10.3268	3,589

Rational Insider Buying VA Fund	01	2020	19.2814	21.7101	9,476
	01	2019	15.7616	19.2814	10,378
	01	2018	17.2141	15.7616	13,393
	01	2017	14.8475	17.2141	18,564
	01	2016	13.5587	14.8475	21,124
	01	2015	14.8053	13.5587	23,430
	01	2014	15.3242	14.8053	24,567
	01	2013	11.7752	15.3242	28,670
	01	2012	9.7345	11.7752	34,931
	01	2011	9.9582	9.7345	41,571

	02	2020	18.6992	21.0004	0
	02	2019	15.3250	18.6992	0
	02	2018	16.7807	15.3250	0
	02	2017	14.5107	16.7807	0
	02	2016	13.2848	14.5107	0
	02	2015	14.5431	13.2848	0
	02	2014	15.0911	14.5431	0
	02	2013	11.6254	15.0911	0
	02	2012	9.6353	11.6254	0
	02	2011	9.8816	9.6353	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	18.3628	20.5927	278
	03	2019	15.0710	18.3628	303
	03	2018	16.5266	15.0710	794
	03	2017	14.3118	16.5266	840
	03	2016	13.1227	14.3118	1,060
	03	2015	14.3876	13.1227	1,158
	03	2014	14.9525	14.3876	1,125
	03	2013	11.5363	14.9525	2,954
	03	2012	9.5760	11.5363	3,830
	03	2011	9.8358	9.5760	5,010

Invesco V.I. Equity and Income Fund, Series II	01	2020	19.9892	21.6223	849,487
	01	2019	16.8837	19.9892	931,171
	01	2018	18.9599	16.8837	1,127,751
	01	2017	17.3480	18.9599	1,334,138
	01	2016	15.3136	17.3480	1,261,457
	01	2015	15.9351	15.3136	1,499,951
	01	2014	14.8511	15.9351	1,512,342
	01	2013	12.0545	14.8511	1,332,077
	01	2012	10.8733	12.0545	950,223
	01	2011	11.1670	10.8733	902,759

	02	2020	19.3971	20.9277	0
	02	2019	16.4257	19.3971	0
	02	2018	18.4934	16.4257	0
	02	2017	16.9645	18.4934	0
	02	2016	15.0130	16.9645	0
	02	2015	15.6620	15.0130	0
	02	2014	14.6337	15.6620	0
	02	2013	11.9082	14.6337	0
	02	2012	10.7688	11.9082	0
	02	2011	11.0876	10.7688	0

	03	2020	19.0549	20.5288	142,778
	03	2019	16.1592	19.0549	153,919
	03	2018	18.2197	16.1592	182,574
	03	2017	16.7378	18.2197	195,609
	03	2016	14.8351	16.7378	190,958
	03	2015	15.5000	14.8351	203,586
	03	2014	14.5045	15.5000	186,479
	03	2013	11.8210	14.5045	206,519
	03	2012	10.7063	11.8210	171,148
	03	2011	11.0401	10.7063	154,461

Invesco V.I. American Value Fund, Series II	01	2020	20.6752	20.5708	29,094
	01	2019	16.8049	20.6752	31,931
	01	2018	19.5512	16.8049	40,874
	01	2017	18.0681	19.5512	63,295
	01	2016	15.8962	18.0681	79,798
	01	2015	17.7776	15.8962	81,945
	01	2014	16.4608	17.7776	80,644
	01	2013	12.4585	16.4608	77,843
	01	2012	10.7878	12.4585	54,522
	01	2011	10.8455	10.7878	54,800

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	20.0626	19.9098	0
	02	2019	16.3489	20.0626	0
	02	2018	19.0700	16.3489	0
	02	2017	17.6685	19.0700	0
	02	2016	15.5842	17.6685	0
	02	2015	17.4729	15.5842	0
	02	2014	16.2197	17.4729	0
	02	2013	12.3072	16.2197	0
	02	2012	10.6840	12.3072	0
	02	2011	10.7684	10.6840	0

	03	2020	19.7086	19.5303	0
	03	2019	16.0836	19.7086	1,044
	03	2018	18.7878	16.0836	9,562
	03	2017	17.4325	18.7878	15,527
	03	2016	15.3995	17.4325	16,064
	03	2015	17.2922	15.3995	16,308
	03	2014	16.0765	17.2922	15,529
	03	2013	12.2171	16.0765	12,765
	03	2012	10.6221	12.2171	12,696
	03	2011	10.7223	10.6221	12,231

Invesco V.I. Comstock Fund, Series II	01	2020	19.5245	19.0512	33,733
	01	2019	15.8403	19.5245	34,556
	01	2018	18.3239	15.8403	42,107
	01	2017	15.7970	18.3239	85,980
	01	2016	13.6880	15.7970	89,274
	01	2015	14.7916	13.6880	103,593
	01	2014	13.7433	14.7916	99,644
	01	2013	10.2698	13.7433	93,592
	01	2012	8.7543	10.2698	94,997
	01	2011	9.0650	8.7543	81,645

	02	2020	18.8972	18.3916	1,582
	02	2019	15.3709	18.8972	0

	02	2018	17.8269	15.3709	0
	02	2017	15.4079	17.8269	0
	02	2016	13.3847	15.4079	0
	02	2015	14.5006	13.3847	0
	02	2014	13.5072	14.5006	0
	02	2013	10.1190	13.5072	0
	02	2012	8.6478	10.1190	0
	02	2011	8.9774	8.6478	0

	03	2020	18.5350	18.0130	1,140
	03	2019	15.0980	18.5350	1,063
	03	2018	17.5353	15.0980	9,170
	03	2017	15.1784	17.5358	20,556
	03	2016	13.2055	15.1784	21,331
	03	2015	14.3283	13.2055	25,176
	03	2014	13.3671	14.3283	19,547
	03	2013	10.0293	13.3671	19,088
	03	2012	8.5843	10.0293	13,479
	03	2011	8.9251	8.5843	18,579

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Invesco V.I. International Growth Fund, Series II	01	2020	16.2221	18.2018	4,483
	01	2019	15.8403	16.2221	5,194
	01	2018	15.3295	15.8403	41,107
	01	2017	12.6609	15.3295	6,307
	01	2016	12.9242	12.6609	7,047
	01	2015	13.4530	12.9242	8,974
	01	2014	13.6248	13.4530	6,192
	01	2013	11.6337	13.6248	3,789
	01	2012	10.2327	11.6337	746
	01	2011	10.0000	10.2327	767

	02	2020	15.8830	17.7755	0
	02	2019	15.3709	15.8830	0
	02	2018	15.0868	15.3709	0
	02	2017	12.4923	15.0868	0
	02	2016	12.7845	12.4923	0
	02	2015	13.3413	12.7845	0
	02	2014	13.5461	13.3413	0
	02	2013	11.5959	13.5461	0
	02	2012	10.2255	11.5959	0
	02	2011	10.0000	10.2255	0

	03	2020	15.6871	17.5308	1,439
	03	2019	15.0980	15.6871	1,438
	03	2018	14.9438	15.0980	9,170
	03	2017	12.3920	14.9438	1,483
	03	2016	12.7012	12.3920	1,634
	03	2015	13.2747	12.7012	1,575
	03	2014	13.4990	13.2747	2,259
	03	2013	11.5732	13.4990	1,566
	03	2012	10.2211	11.5732	0
	03	2011	10.0000	10.2211	0

JPMorgan Insurance Trust Core Bond Portfolio, Class 2	01	2020	11.1072	11.7990	641,521
	01	2019	10.4377	11.1072	637,626
	01	2018	10.6050	10.4377	637,452
	01	2017	10.4057	10.6050	751,129
	01	2016	10.3579	10.4057	750,167
	01	2015	10.4097	10.3579	563,834
	01	2014	10.0773	10.4097	485,129
	01	2013	10.3961	10.0773	490,434
	01	2012	10.0308	10.3961	171,523
	01	2011	10.0000	10.0308	37,226

	02	2020	10.8751	11.5226	0
	02	2019	10.2459	10.8751	0
	02	2018	10.4370	10.2459	0
	02	2017	10.2671	10.4370	0
	02	2016	10.2460	10.2671	0
	02	2015	10.3233	10.2460	0
	02	2014	10.0191	10.3233	0
	02	2013	10.3623	10.0191	0
	02	2012	10.0236	10.3623	0
	02	2011	10.0000	10.0236	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	10.7409	11.3640	49,848
	03	2019	10.1341	10.7409	49,798
	03	2018	10.3381	10.1341	50,749
	03	2017	10.1846	10.3381	50,978
	03	2016	10.1792	10.1846	59,285
	03	2015	10.2717	10.1792	56,877
	03	2014	9.9842	10.2717	71,987
	03	2013	10.3420	9.9842	22,860
	03	2012	10.0194	10.3420	17,240
	03	2011	10.0000	10.0194	9,191

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	01	2020	28.0611	34.5881	4,076
	01	2019	21.6403	28.0611	5,061
	01	2018	23.4426	21.6403	14,067
	01	2017	19.4698	23.4426	23,830
	01	2016	17.8294	19.4698	16,850
	01	2015	17.9675	17.8294	16,419
	01	2014	16.0317	17.9675	10,563
	01	2013	11.9582	16.0317	907
	01	2012	10.3366	11.9582	1,431
	01	2011	10.0000	10.3366	491

	02	2020	27.4748	33.7781	0
	02	2019	21.2427	27.4748	0
	02	2018	23.0715	21.2427	0
	02	2017	19.2105	23.0715	0
	02	2016	17.6367	19.2105	0
	02	2015	17.8185	17.6367	0
	02	2014	15.9391	17.8185	0
	02	2013	11.9193	15.9391	0
	02	2012	10.3292	11.9193	0
	02	2011	10.0000	10.3292	0

	03	2020	27.1358	33.3132	790
	03	2019	21.0109	27.1358	895
	03	2018	22.8529	21.0109	1,043
	03	2017	19.0563	22.8529	1,168
	03	2016	17.5218	19.0563	6,245
	03	2015	17.7294	17.5218	6,573
	03	2014	15.8837	17.7294	5,235
	03	2013	11.8960	15.8837	0
	03	2012	10.3248	11.8960	0
	03	2011	10.0000	10.3248	0

Lazard Retirement Emerging Markets Equity Portfolio, Service Class	01	2020	11.0819	10.7929	191,198
	01	2019	9.5082	11.0819	189,968
	01	2018	11.8349	9.5082	224,676
	01	2017	9.3846	11.8349	250,136
	01	2016	7.8764	9.3846	289,126
	01	2015	9.9872	7.8764	352,714
	01	2014	10.6162	9.9872	311,665
	01	2013	10.8970	10.6162	305,461
	01	2012	9.0510	10.8970	295,477
	01	2011	11.1886	9.0510	287,674

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	10.7535	10.4460	0
	02	2019	9.2502	10.7535	0
	02	2018	11.5436	9.2502	0
	02	2017	9.1771	11.5436	0
	02	2016	7.7217	9.1771	0
	02	2015	9.8160	7.7217	0
	02	2014	10.4607	9.8160	0
	02	2013	10.7647	10.4607	0
	02	2012	8.9639	10.7647	0
	02	2011	11.1091	8.9639	0

	03	2020	10.5637	10.2468	35,428
	03	2019	9.1000	10.5637	33,363
	03	2018	11.3728	9.1000	67,946
	03	2017	9.0544	11.3728	73,908
	03	2016	7.6301	9.0544	86,745
	03	2015	9.7144	7.6301	101,860
	03	2014	10.3683	9.7144	90,205
	03	2013	10.6859	10.3683	97,486
	03	2012	8.9120	10.6859	89,971
	03	2011	11.0616	8.9120	92,407

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	01	2020	29.2038	29.3202	40,081
	01	2019	24.3611	29.2038	40,726
	01	2018	26.8886	24.3611	46,623
	01	2017	24.2103	26.8886	58,424
	01	2016	21.2032	24.2103	56,581
	01	2015	22.2599	21.2032	67,012
	01	2014	21.0605	22.2599	70,920
	01	2013	15.7254	21.0605	77,612
	01	2012	14.4163	15.7254	71,805
	01	2011	15.3001	14.4163	70,279

	02	2020	28.0342	28.0734	0
	02	2019	23.4456	28.0342	0
	02	2018	25.9452	23.4456	0
	02	2017	23.4206	25.9452	0
	02	2016	20.5637	23.4206	0
	02	2015	21.6434	20.5637	0
	02	2014	20.5293	21.6434	0
	02	2013	15.3677	20.5293	0
	02	2012	14.1243	15.3677	0
	02	2011	15.0282	14.1243	0

	03	2020	27,3614	27.3600	13,501
	03	2019	22.9160	27.3614	14,150
	03	2018	25.3959	22.9160	26,239
	03	2017	22.9582	25.3959	30,290
	03	2016	20.1885	22.9582	31,196
	03	2015	21.2810	20.1885	34,439
	03	2014	20.2163	21.2810	34,193
	03	2013	15.1565	20.2163	31,509
	03	2012	13.9515	15.1565	37,988
	03	2011	14.8670	13.9515	37,763

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC	01	2020	34.9213	48.0160	21,087
	01	2019	25.9578	34.9213	20,996
	01	2018	27.0971	25.9578	23,312
	01	2017	22.3464	27.0971	25,499
	01	2016	22.3763	22.3464	27,161
	01	2015	22.0812	22.3763	29,289
	01	2014	21.1026	22.0812	27,834
	01	2013	15.6052	21.1026	30,170
	01	2012	13.8647	15.6052	28,785
	01	2011	15.6239	13.8647	28,640

	02	2020	33.5227	45.9742	0
	02	2019	24.9823	33.5227	0
	02	2018	26.1463	24.9823	0
	02	2017	21.6175	26.1463	0
	02	2016	21.7014	21.6175	0
	02	2015	21.4696	21.7014	0
	02	2014	20.5703	21.4696	0
	02	2013	15.2501	20.5703	0
	02	2012	13.5838	15.2501	0
	02	2011	15.3463	13.5838	0

	03	2020	32.7181	44.8059	2,075
	03	2019	24.4179	32.7181	2,419
	03	2018	25.5927	24.4179	3,405
	03	2017	21.1906	25.5927	5,302
	03	2016	21.3053	21.1906	5,695
	03	2015	21.1100	21.3053	6,692
	03	2014	20.2566	21.1100	6,025
	03	2013	15.0405	20.2566	7,168
	03	2012	13.4176	15.0405	11,893
	03	2011	15.1817	13.4176	11,434

MFS Corporate Bond Portfolio, Service Class	01	2020	20.7300	22.5645	322,997
	01	2019	18.3586	20.7300	345,095
	01	2018	19.2476	18.3586	410,959
	01	2017	18.3862	19.2476	556,389
	01	2016	17.5855	18.3862	509,395
	01	2015	17.9305	17.5855	498,251
	01	2014	17.2130	17.9305	535,447
	01	2013	17.5379	17.2130	532,397
	01	2012	16.0169	17.5379	455,946
	01	2011	15.2726	16.0169	435,017

	02	2020	19.8322	21.5317	0
	02	2019	17.6087	19.8322	0
	02	2018	18.5093	17.6087	0
	02	2017	17.7261	18.5093	0
	02	2016	16.9973	17.7261	0
	02	2015	17.3748	16.9973	0
	02	2014	16.7219	17.3748	0
	02	2013	17.0807	16.7219	0
	02	2012	15.6392	17.0807	0
	02	2011	14.9503	15.6392	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	19.3167	20.9417	41,091
	03	2019	17.1757	19.3167	44,388
	03	2018	18.0803	17.1757	46,873
	03	2017	17.3406	18.0803	59,102
	03	2016	16.6530	17.3406	63,773
	03	2015	17.0488	16.6530	63,796
	03	2014	16.4332	17.0488	76,861
	03	2013	16.8115	16.4332	72,913
	03	2012	15.4164	16.8115	68,266
	03	2011	14.7597	15.4164	64,012

MFS Core Equity Portfolio, Service Class	01	2020	26.3769	30.8049	28,582
	01	2019	20.1224	26.3769	33,130
	01	2018	21.2635	20.1224	46,345
	01	2017	17.3109	21.2635	61,427
	01	2016	15.7992	17.3109	72,200
	01	2015	16.0805	15.7992	81,041
	01	2014	14.6763	16.0805	83,758
	01	2013	11.0789	14.6763	82,256
	01	2012	9.6620	11.0789	93,732
	01	2011	9.9183	9.6620	56,870

	02	2020	25.5295	29.7384	1,437
	02	2019	19.5261	25.5295	0
	02	2018	20.6869	19.5261	0
	02	2017	16.8845	20.6869	0
	02	2016	15.4491	16.8845	0
	02	2015	15.7641	15.4491	0
	02	2014	14.4241	15.7641	0
	02	2013	10.9161	14.4241	0
	02	2012	9.5444	10.9161	0
	02	2011	9.8224	9.5444	0

	03	2020	25.0403	29.1265	5,458
	03	2019	19.1796	25.0403	7,302
	03	2018	20.3493	19.1796	16,253
	03	2017	16.6332	20.3493	17,632
	03	2016	15.2424	16.6332	18,545
	03	2015	15.5769	15.2424	17,558
	03	2014	14.2746	15.5769	23,950
	03	2013	10.8195	14.2746	24,305
	03	2012	9.4744	10.8195	26,405
	03	2011	9.7652	9.4744	22,764

MFS Emerging Markets Equity Portfolio, Service Class	01	2020	17.3714	18.9074	46,209
	01	2019	14.6516	17.3714	50,308
	01	2018	17.2971	14.6516	56,446
	01	2017	12.7357	17.2971	66,820
	01	2016	11.8393	12.7357	78,374
	01	2015	13.8082	11.8393	86,733
	01	2014	15.0486	13.8082	102,961
	01	2013	16.1256	15.0486	107,939
	01	2012	13.7834	16.1256	105,145
	01	2011	17.1905	13.7834	106,666

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	16.7560	18.1906	0
	02	2019	14.1690	16.7560	0
	02	2018	16.7708	14.1690	0
	02	2017	12.3797	16.7708	0
	02	2016	11.5375	12.3797	0
	02	2015	13.4905	11.5375	0
	02	2014	14.7397	13.4905	0
	02	2013	15.8348	14.7397	0
	02	2012	13.5693	15.8348	0
	02	2011	16.9665	13.5693	0

	03	2020	16.4012	17.7796	8,369
	03	2019	13.8890	16.4012	8,658
	03	2018	16.4631	13.8890	9,159
	03	2017	12.1704	16.4631	9,532
	03	2016	11.3597	12.1704	11,916
	03	2015	13.3030	11.3597	13,885
	03	2014	14.5570	13.3030	13,220
	03	2013	15.6624	14.5570	12,611
	03	2012	13.4422	15.6624	13,663
	03	2011	16.8332	13.4422	13,659

MFS Global Tactical Allocation Portfolio, Service Class	01	2020	14.2993	14.9506	9,091,036
	01	2019	12.6809	14.2993	9,822,115
	01	2018	13.5034	12.6809	11,510,062
	01	2017	12.3772	13.5034	13,954,080
	01	2016	11.8385	12.3772	15,057,233
	01	2015	12.3070	11.8385	16,246,500
	01	2014	11.9671	12.3070	17,382,477
	01	2013	11.1762	11.9671	18,900,924
	01	2012	10.3693	11.1762	19,833,426
	01	2011	10.3770	10.3693	18,776,532

	02	2020	13.9386	14.5360	0
	02	2019	12.3929	13.9386	0
	02	2018	13.2309	12.3929	0
	02	2017	12.1584	13.2309	0
	02	2016	11.6588	12.1584	0
	02	2015	12.1510	11.6588	0
	02	2014	11.8454	12.1510	0
	02	2013	11.0906	11.8454	0
	02	2012	10.3162	11.0906	0
	02	2011	10.3500	10.3162	0

	03	2020	13.7300	14.2977	925,701
	03	2019	12.2250	13.7300	998,229
	03	2018	13.0707	12.2250	1,176,600
	03	2017	12.0287	13.0707	1,527,924
	03	2016	11.5520	12.0287	1,792,117
	03	2015	12.0581	11.5520	1,889,942
	03	2014	11.7728	12.0581	2,197,614
	03	2013	11.0394	11.7728	2,296,420
	03	2012	10.2843	11.0394	2,419,263
	03	2011	10.3338	10.2843	2,302,473

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

MFS Government Securities Portfolio, Service Class	01	2020	13.9487	14.6020	401,776
	01	2019	13.2950	13.9487	441,572
	01	2018	13.4547	13.2950	533,078
	01	2017	13.3671	13.4547	740,976
	01	2016	13.4590	13.3671	832,160
	01	2015	13.6084	13.4590	772,554
	01	2014	13.1794	13.6084	848,441
	01	2013	13.7582	13.1794	982,522
	01	2012	13.6379	13.7582	1,154,948
	01	2011	12.9063	13.6379	1,048,671

	02	2020	13.3446	13.9336	0
	02	2019	12.7519	13.3446	0
	02	2018	12.9385	12.7519	0
	02	2017	12.8872	12.9385	0
	02	2016	13.0088	12.8872	0
	02	2015	13.1866	13.0088	0
	02	2014	12.8033	13.1866	0
	02	2013	13.3995	12.8033	0
	02	2012	13.3164	13.3995	0
	02	2011	12.6339	13.3164	0

	03	2020	12.9976	13.5517	60,229
	03	2019	12.4383	12.9976	63,403
	03	2018	12.6386	12.4383	73,602
	03	2017	12.6069	12.6386	148,948
	03	2016	12.7453	12.6069	158,963
	03	2015	12.9392	12.7453	150,375
	03	2014	12.5822	12.9392	157,649
	03	2013	13.1883	12.5822	238,579
	03	2012	13.1266	13.1883	239,985
	03	2011	12.4728	13.1266	211,974

MFS High Yield Portfolio, Service Class	01	2020	12.9303	13.3745	30,858
	01	2019	11.4534	12.9303	31,713
	01	2018	11.9994	11.4534	52,884
	01	2017	11.4409	11.9994	80,562
	01	2016	10.2050	11.4409	83,682
	01	2015	10.8232	10.2050	86,737
	01	2014	10.7003	10.8232	96,606
	01	2013	10.2233	10.7003	109,202
	01	2012	10.0000	10.2233	112,819

	02	2020	12.6977	13.1001	0
	02	2019	11.2763	12.6977	0
	02	2018	11.8445	11.2763	0
	02	2017	11.3221	11.8445	0
	02	2016	10.1247	11.3221	0
	02	2015	10.7653	10.1247	0
	02	2014	10.6700	10.7653	0
	02	2013	10.2203	10.6700	0
	02	2012	10.0000	10.2203	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	12.5635	12.9429	10,409
	03	2019	11.1732	12.5635	10,084
	03	2018	11.7532	11.1732	22,955
	03	2017	11.2513	11.7532	25,474
	03	2016	10.0767	11.2513	25,526
	03	2015	10.7306	10.0767	22,673
	03	2014	10.6519	10.7306	24,154
	03	2013	10.2185	10.6519	24,558
	03	2012	10.0000	10.2185	26,715

MFS International Growth Portfolio, Service Class	01	2020	17.0490	19.4258	15,295
	01	2019	13.5956	17.0490	34,905
	01	2018	15.1959	13.5956	43,191
	01	2017	11.6381	15.1959	59,721
	01	2016	11.5487	11.6381	43,417
	01	2015	11.6945	11.5487	53,788
	01	2014	12.5033	11.6945	54,349
	01	2013	11.1495	12.5033	49,304
	01	2012	9.4553	11.1495	48,393
	01	2011	10.7828	9.4553	51,761

	02	2020	16.5013	18.7533	0
	02	2019	13.1927	16.5013	0
	02	2018	14.7838	13.1927	0
	02	2017	11.3514	14.7838	0
	02	2016	11.2928	11.3514	0
	02	2015	11.4645	11.2928	0
	02	2014	12.2885	11.4645	0
	02	2013	10.9858	12.2885	0
	02	2012	9.3402	10.9858	0
	02	2011	10.6786	9.3402	0

	03	2020	16.1850	18.3673	3,567
	03	2019	12.9586	16.1850	3,678
	03	2018	14.5425	12.9586	4,153
	03	2017	11.1824	14.5425	4,678
	03	2016	11.1417	11.1824	5,345
	03	2015	11.3284	11.1417	1,423
	03	2014	12.1611	11.3284	2,113
	03	2013	10.8885	12.1611	2,100
	03	2012	9.2717	10.8885	2,202
	03	2011	10.6164	9.2717	2,500

MFS International Intrinsic Value Portfolio, Service Class	01	2020	20.1638	23.9110	26,281
	01	2019	16.2662	20.1638	29,308
	01	2018	18.2657	16.2662	46,218
	01	2017	14.5991	18.2657	69,437
	01	2016	14.2514	14.5991	62,980
	01	2015	13.5877	14.2514	62,684
	01	2014	13.6194	13.5877	36,676
	01	2013	10.8166	13.6194	32,015
	01	2012	9.4585	10.8166	23,229
	01	2011	9.7611	9.4585	24,652

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	19.5160	23.0832	0
	02	2019	15.7842	19.5160	0
	02	2018	17.7704	15.7842	0
	02	2017	14.2395	17.7704	0
	02	2016	13.9357	14.2395	0
	02	2015	13.3204	13.9357	0
	02	2014	13.3854	13.3204	0
	02	2013	10.6577	13.3854	0
	02	2012	9.3433	10.6577	0
	02	2011	9.6668	9.3433	0

	03	2020	19.1421	22.6082	2,179
	03	2019	15.5041	19.1421	5,369
	03	2018	17.4804	15.5041	7,804
	03	2017	14.0276	17.4804	8,473
	03	2016	13.7492	14.0276	7,325
	03	2015	13.1622	13.7492	7,314
	03	2014	13.2466	13.1622	4,280
	03	2013	10.5633	13.2466	383
	03	2012	9.2748	10.5633	235
	03	2011	9.6105	9.2748	309

MFS U.S. Government Money Market Portfolio, Service Class	01	2020	9.3709	9.2647	974,476
	01	2019	9.3459	9.3709	894,138
	01	2018	9.3563	9.3459	1,000,882
	01	2017	9.4568	9.3563	1,293,983
	01	2016	9.5854	9.4568	1,387,451
	01	2015	9.7166	9.5854	986,669
	01	2014	9.8495	9.7166	1,083,590
	01	2013	9.9843	9.8495	897,343
	01	2012	10.0000	9.9843	1,029,485

	02	2020	9.2023	9.0745	650
	02	2019	9.2014	9.2023	1,233
	02	2018	9.2355	9.2014	1,788
	02	2017	9.3585	9.2355	2,436
	02	2016	9.5100	9.3585	3,025
	02	2015	9.6646	9.5100	3,630
	02	2014	9.8217	9.6646	0
	02	2013	9.9814	9.8217	0
	02	2012	10.0000	9.9814	0

	03	2020	9.1050	8.9656	158,282
	03	2019	9.1173	9.1050	189,957
	03	2018	9.1643	9.1173	195,598
	03	2017	9.3000	9.1643	244,669
	03	2016	9.4649	9.3000	269,120
	03	2015	9.6334	9.4649	167,924
	03	2014	9.8050	9.6334	174,420
	03	2013	9.9797	9.8050	185,396
	03	2012	10.0000	9.9797	245,993

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Research International Portfolio, Service Class	01	2020	27.6427	30.7362	2,793
	01	2019	21.9471	27.6427	5,304
	01	2018	25.9667	21.9471	6,555
	01	2017	20.5785	25.9667	9,311
	01	2016	21.0524	20.5785	9,504
	01	2015	21.8199	21.0524	9,698
	01	2014	23.8240	21.8199	6,802
	01	2013	20.3327	23.8240	6,775
	01	2012	17.7257	20.3327	7,417
	01	2011	20.2023	17.7257	7,082

	02	2020	26.4453	29.3291	0
	02	2019	21.0505	26.4453	0
	02	2018	24.9704	21.0505	0
	02	2017	19.8396	24.9704	0
	02	2016	20.3480	19.8396	0
	02	2015	21.1434	20.3480	0
	02	2014	23.1441	21.1434	0
	02	2013	19.8026	23.1441	0
	02	2012	17.3075	19.8026	0
	02	2011	19.7758	17.3075	0

	03	2020	25.7577	28.5252	570
	03	2019	20.5327	25.7577	605
	03	2018	24.3916	20.5327	708
	03	2017	19.4080	24.3916	855
	03	2016	19.9358	19.4080	991
	03	2015	20.7467	19.9358	515
	03	2014	22.7445	20.7467	550
	03	2013	19.4904	22.7445	572
	03	2012	17.0608	19.4904	835
	03	2011	19.5237	17.0608	743

MFS Total Return Series, Service Class	01	2020	14.6412	15.8180	715,043
	01	2019	12.3555	14.6412	784,192
	01	2018	13.3063	12.3555	944,059
	01	2017	12.0397	13.3063	1,197,271
	01	2016	11.2158	12.0397	1,353,608
	01	2015	11.4355	11.2158	1,458,741
	01	2014	10.7099	11.4355	1,524,633
	01	2013	10.0000	10.7099	1,596,654

	02	2020	14.4048	15.5226	834
	02	2019	12.1873	14.4048	0
	02	2018	13.1592	12.1873	0
	02	2017	11.9371	13.1592	0
	02	2016	11.1484	11.9371	0
	02	2015	11.3957	11.1484	0
	02	2014	10.6997	11.3957	0
	02	2013	10.0000	10.6997	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	14.2686	15.3535	149,612

	03	2019	12.0895	14.2686	167,434
	03	2018	13.0725	12.0895	200,794
	03	2017	11.8758	13.0725	246,988
	03	2016	11.1081	11.8758	268,122
	03	2015	11.3718	11.1081	280,881
	03	2014	10.6936	11.3718	290,363
	03	2013	10.0000	10.6936	320,934

MFS Growth Series, Service Class	01	2020	31.5720	40.9680	37,032
	01	2019	23.2278	31.5720	40,880
	01	2018	22.9923	23.2278	54,687
	01	2017	17.7788	22.9923	88,001
	01	2016	17.6378	17.7788	97,736
	01	2015	16.6626	17.6378	80,805
	01	2014	15.5409	16.6626	76,718
	01	2013	11.5415	15.5409	70,515
	01	2012	10.0000	11.5415	31,799

	02	2020	30.9124	40.0088	0
	02	2019	22.8010	30.9124	0
	02	2018	22.6283	22.8010	0
	02	2017	17.5421	22.6283	0
	02	2016	17.4472	17.5421	0
	02	2015	16.5243	17.4472	0
	02	2014	15.4512	16.5243	0
	02	2013	11.5039	15.4512	0
	02	2012	10.0000	11.5039	0

	03	2020	30.5310	39.4582	3,519
	03	2019	22.5523	30.5310	6,941
	03	2018	22.4139	22.5523	7,935
	03	2017	17.4013	22.4139	12,641
	03	2016	17.3336	17.4013	12,896
	03	2015	16.4418	17.3336	12,849
	03	2014	15.3974	16.4418	9,248
	03	2013	11.4814	15.3974	10,335
	03	2012	10.0000	11.4814	13,033

MFS Research Series, Service Class	01	2020	23.0883	26.4923	40,355
	01	2019	17.6492	23.0883	46,167
	01	2018	18.7592	17.6492	59,378
	01	2017	15.4503	18.7592	70,133
	01	2016	14.4362	15.4503	80,542
	01	2015	14.5564	14.4362	89,285
	01	2014	13.4221	14.5564	96,843
	01	2013	10.3073	13.4221	115,208
	01	2012	10.0000	10.3073	142,311

	02	2020	22.6730	25.9487	0
	02	2019	17.3764	22.6730	0
	02	2018	18.5171	17.3764	0
	02	2017	15.2899	18.5171	0
	02	2016	14.3226	15.2899	0
	02	2015	14.4786	14.3226	0
	02	2014	13.3842	14.4786	0
	02	2013	10.3043	13.3842	0
	02	2012	10.0000	10.3043	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	22.4333	25.6373	900
	03	2019	17.2175	22.4333	1,002
	03	2018	18.3744	17.2175	2,441
	03	2017	15.1942	18.3744	3,221
	03	2016	14.2547	15.1942	5,130
	03	2015	14.4320	14.2547	7,499
	03	2014	13.3615	14.4320	7,336
	03	2013	10.3025	13.3615	8,818
	03	2012	10.0000	10.3025	17,874

MFS Utilities Series, Service Class	01	2020	12.9095	13.4511	82,006
	01	2019	10.4852	12.9095	89,349
	01	2018	10.5437	10.4852	143,392
	01	2017	9.3344	10.5437	220,459
	01	2016	8.5064	9.3344	257,194
	01	2015	10.1156	8.5064	286,276
	01	2014	10.0000	10.1156	286,574

	02	2020	12.7326	13.2325	0
	02	2019	10.3681	12.7326	0
	02	2018	10.4530	10.3681	0
	02	2017	9.2777	10.4530	0
	02	2016	8.4762	9.2777	0
	02	2015	10.1054	8.4762	0
	02	2014	10.0000	10.1054	0

	03	2020	12.6310	13.1080	12,347
	03	2019	10.3003	12.6310	16,164
	03	2018	10.3996	10.3003	21,084
	03	2017	9.2439	10.3996	35,132
	03	2016	10.0993	9.2439	38,113
	03	2015	10.0993	8.4582	39,874
	03	2014	10.0000	10.0993	33,353

MFS Value Series, Service Class	01	2020	21.5281	21.9214	60,237
	01	2019	16.8501	21.5281	73,820
	01	2018	19.0549	16.8501	91,807
	01	2017	16.4590	19.0549	131,907
	01	2016	14.6642	16.4590	132,467
	01	2015	15.0050	14.6642	151,513
	01	2014	13.8022	15.0050	149,384
	01	2013	10.3181	13.8022	50,757
	01	2012	10.0000	10.3181	51,379

	02	2020	21.1409	21.4716	0
	02	2019	16.5897	21.1409	0
	02	2018	18.8090	16.5897	0
	02	2017	16.2882	18.8090	0
	02	2016	14.5488	16.2882	0
	02	2015	14.9247	14.5488	0
	02	2014	13.7632	14.9247	0
	02	2013	10.3151	13.7632	0
	02	2012	10.0000	10.3151	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	20.9174	21.2139	18,788
	03	2019	16.4380	20.9174	22,576
	03	2018	18.6641	16.4380	39,465
	03	2017	16.1863	18.6641	48,352
	03	2016	14.4798	16.1863	50,103
	03	2015	14.8767	14.4798	44,190
	03	2014	13.7398	14.8767	45,057
	03	2013	10.3133	13.7398	16,337
	03	2012	10.0000	10.3133	20,219

MFS Blended Research Small Cap Equity Portfolio, Service Class	01	2020	23.3836	23.5616	29,809
	01	2019	18.7587	23.3836	37,305
	01	2018	20.0918	18.7587	55,753
	01	2017	17.7560	20.0918	73,536
	01	2016	14.9265	17.7560	82,077
	01	2015	15.8238	14.9265	91,321
	01	2014	14.9856	15.8238	118,212
	01	2013	10.4523	14.9856	119,161
	01	2012	9.2628	10.4523	169,166
	01	2011	9.8933	9.2628	161,105

	02	2020	22.6322	22.7457	0
	02	2019	18.2026	22.6322	0
	02	2018	19.5468	18.2026	0
	02	2017	17.3185	19.5468	0
	02	2016	14.5957	17.3185	0
	02	2015	15.5124	14.5957	0
	02	2014	14.7281	15.5124	0
	02	2013	10.2988	14.7281	0
	02	2012	9.1500	10.2988	0
	02	2011	9.7976	9.1500	0

	03	2020	22.1984	22.2774	13,454
	03	2019	17.8794	22.1984	16,091
	03	2018	19.2276	17.8794	18,888
	03	2017	17.0606	19.2276	23,427
	03	2016	14.4003	17.0606	25,639
	03	2015	15.3281	14.4003	30,704
	03	2014	14.5753	15.3281	31,131
	03	2013	10.2075	14.5753	26,161
	03	2012	9.0829	10.2075	31,633
	03	2011	9.7405	9.0829	28,470

MFS Conservative Allocation Portfolio, Service Class	01	2020	18.2685	20.1955	2,371,225
	01	2019	15.8983	18.2685	2,640,161
	01	2018	16.6022	15.8983	3,347,834
	01	2017	15.1284	16.6022	4,093,189
	01	2016	14.6432	15.1284	4,424,890
	01	2015	14.9165	14.6432	4,708,664
	01	2014	14.4817	14.9165	5,067,123
	01	2013	13.4043	14.4817	5,585,159
	01	2012	12.4992	13.4043	6,020,346
	01	2011	12.5907	12.4992	5,333,518

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	17.7550	19.5773	0
	02	2019	15.4912	17.7550	0
	02	2018	16.2189	15.4912	0
	02	2017	14.8171	16.2189	0
	02	2016	14.3782	14.8171	0
	02	2015	14.6838	14.3782	0
	02	2014	14.2920	14.6838	0
	02	2013	13.2622	14.2920	0
	02	2012	12.3983	13.2622	0
	02	2011	12.5207	12.3983	0

	03	2020	17.4582	19.2222	372,282
	03	2019	15.2542	17.4582	460,259
	03	2018	15.9940	15.2542	544,989
	03	2017	14.6329	15.9940	722,769
	03	2016	14.2212	14.6329	786,869
	03	2015	14.5455	14.2212	813,864
	03	2014	14.1790	14.5455	867,325
	03	2013	13.1775	14.1790	933,319
	03	2012	12.3381	13.1775	1,367,080
	03	2011	12.4788	12.3381	1,078,844

MFS Global Real Estate Portfolio, Service Class	01	2020	23.7510	23.6988	28,569
	01	2019	19.0053	23.7510	28,790
	01	2018	19.9308	19.0053	37,264
	01	2017	17.8676	19.9308	66,212
	01	2016	16.8166	17.8676	81,948
	01	2015	16.9671	16.8166	84,815
	01	2014	14.9157	16.9671	88,442
	01	2013	14.4321	14.9157	94,291
	01	2012	11.2920	14.4321	86,903
	01	2011	12.4068	11.2920	93,062

	02	2020	22.8085	22.6997	0
	02	2019	18.2981	22.8085	0
	02	2018	19.2389	18.2981	0
	02	2017	17.2914	19.2389	0
	02	2016	16.3156	17.2914	0
	02	2015	16.5035	16.3156	0
	02	2014	14.5449	16.5035	0
	02	2013	14.1092	14.5449	0
	02	2012	11.0675	14.1092	0
	02	2011	12.1909	11.0675	0

	03	2020	22.2663	22.1281	3,763
	03	2019	17.8889	22.2663	4,366
	03	2018	18.8360	17.8889	6,352
	03	2017	16.9540	18.8360	10,436
	03	2016	16.0217	16.9540	17,084
	03	2015	16.2308	16.0217	17,439
	03	2014	14.3265	16.2308	19,579
	03	2013	13.9185	14.3265	19,511
	03	2012	10.9347	13.9185	16,559
	03	2011	12.0630	10.9347	17,474

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Growth Allocation Portfolio, Service Class	01	2020	26.9981	30.7509	138,051
	01	2019	21.6057	26.9981	151,235
	01	2018	23.1675	21.6057	200,349
	01	2017	19.6492	23.1675	253,644
	01	2016	18.6258	19.6492	272,631
	01	2015	18.8247	18.6258	275,709
	01	2014	18.1674	18.8247	290,941
	01	2013	15.0480	18.1674	301,349
	01	2012	13.5723	15.0480	262,604
	01	2011	14.3162	13.5723	273,632

	02	2020	26.2391	29.8095	0
	02	2019	21.0525	26.2391	0
	02	2018	22.6327	21.0525	0
	02	2017	19.2448	22.6327	0
	02	2016	18.2887	19.2448	0
	02	2015	18.5309	18.2887	0
	02	2014	17.9294	18.5309	0
	02	2013	14.8886	17.9294	0
	02	2012	13.4627	14.8886	0
	02	2011	14.2367	13.4627	0

	03	2020	25.8005	29.2688	15,692
	03	2019	20.7304	25.8005	19,142
	03	2018	22.3188	20.7304	23,614
	03	2017	19.0055	22.3188	35,912
	03	2016	18.0889	19.0055	40,710
	03	2015	18.3565	18.0889	42,866
	03	2014	17.7877	18.3565	44,040
	03	2013	14.7935	17.7877	49,659
	03	2012	13.3973	14.7935	31,615
	03	2011	14.1891	13.3973	46,304

MFS Inflation Adjusted Bond Portfolio, Service Class	01	2020	12.7300	14.2171	1,564,075
	01	2019	11.9423	12.7300	1,723,165
	01	2018	12.7035	11.9423	1,940,210
	01	2017	11.9240	12.7035	2,374,056
	01	2016	11.8061	11.9240	2,515,874
	01	2015	12.6328	11.8061	2,528,692
	01	2014	12.3807	12.6328	2,744,726
	01	2013	13.2504	12.3807	2,913,605
	01	2012	12.5047	13.2504	3,074,258
	01	2011	11.3458	12.5047	2,628,887

	02	2020	12.3721	13.7818	0
	02	2019	11.6365	12.3721	0
	02	2018	12.4102	11.6365	0
	02	2017	11.6785	12.4102	0
	02	2016	11.5924	11.6785	0
	02	2015	12.4357	11.5924	0
	02	2014	12.2185	12.4357	0
	02	2013	13.1100	12.2185	0
	02	2012	12.4038	13.1100	0
	02	2011	11.2827	12.4038	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	12.1653	13.5318	248,901
	03	2019	11.4584	12.1653	295,979
	03	2018	12.2380	11.4584	335,185
	03	2017	11.5333	12.2380	403,582
	03	2016	11.4658	11.5333	434,781
	03	2015	12.3186	11.4658	442,055
	03	2014	12.1220	12.3186	464,898
	03	2013	13.0263	12.1220	490,843
	03	2012	12.3435	13.0263	518,286
	03	2011	11.2450	12.3435	446,527

MFS Limited Maturity Portfolio, Service Class	01	2020	10.4575	10.7445	1,362,948
	01	2019	10.1055	10.4575	1,455,637
	01	2018	10.1441	10.1055	1,507,587
	01	2017	10.1356	10.1441	1,958,017
	01	2016	10.1243	10.1356	1,930,305
	01	2015	10.2344	10.1243	2,049,882
	01	2014	10.3241	10.2344	2,299,438
	01	2013	10.4153	10.3241	2,318,075
	01	2012	10.3508	10.4153	1,376,300
	01	2011	10.4739	10.3508	1,261,617

	02	2020	10.1477	10.3993	0
	02	2019	9.8314	10.1477	0
	02	2018	9.8945	9.8314	0
	02	2017	9.9115	9.8945	0
	02	2016	9.9256	9.9115	0
	02	2015	10.0590	9.9256	0
	02	2014	10.1730	10.0590	0
	02	2013	10.2889	10.1730	0
	02	2012	10.2513	10.2889	0
	02	2011	10.3995	10.2513	0

	03	2020	9.9687	10.2011	232,602
	03	2019	9.6719	9.9687	228,057
	03	2018	9.7481	9.6719	235,507
	03	2017	9.7791	9.7481	294,758
	03	2016	9.8080	9.7791	329,651
	03	2015	9.9550	9.8080	422,640
	03	2014	10.0832	9.9550	390,634
	03	2013	10.2136	10.0832	396,909
	03	2012	10.1919	10.2136	273,230
	03	2011	10.3549	10.1919	211,200

MFS Mid Cap Value Portfolio, Service Class	01	2020	24.4066	24.9610	38,875
	01	2019	18.9278	24.4066	47,216
	01	2018	21.7090	18.9278	66,351
	01	2017	19.4031	21.7090	92,975
	01	2016	16.9905	19.4031	96,287
	01	2015	17.6939	16.9905	125,680
	01	2014	16.2813	17.6939	132,604
	01	2013	12.0887	16.2813	129,674
	01	2012	10.5633	12.0887	77,625
	01	2011	10.4630	10.5633	83,229

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2020	23.6834	24.1590	0
	02	2019	18.4142	23.6834	0
	02	2018	21.1747	18.4142	0
	02	2017	18.9740	21.1747	0
	02	2016	16.6569	18.9740	0
	02	2015	17.3906	16.6569	0
	02	2014	16.0428	17.3906	0
	02	2013	11.9419	16.0428	0
	02	2012	10.4617	11.9419	0
	02	2011	10.3887	10.4617	0

	03	2020	23.2656	23.6985	10,361
	03	2019	18.1154	23.2656	10,455
	03	2018	20.8614	18.1154	19,468
	03	2017	18.7205	20.8614	21,196
	03	2016	16.4595	18.7205	22,414
	03	2015	17.2107	16.4595	25,472
	03	2014	15.9012	17.2107	24,668
	03	2013	11.8545	15.9012	27,031
	03	2012	10.4010	11.8545	32,635
	03	2011	10.3442	10.4010	30,087

MFS Moderate Allocation Portfolio, Service Class	01	2020	22.7643	25.6187	4,973,331
	01	2019	18.9294	22.7643	5,535,359
	01	2018	20.0153	18.9294	6,750,795
	01	2017	17.6060	20.0153	8,344,836
	01	2016	16.8582	17.6060	9,082,716
	01	2015	17.0666	16.8582	9,575,213
	01	2014	16.4701	17.0666	10,134,444
	01	2013	14.3300	16.4701	10,163,783
	01	2012	13.1592	14.3300	10,220,861
	01	2011	13.5845	13.1592	9,566,857

	02	2020	22.1244	24.8344	0
	02	2019	18.4447	22.1244	0
	02	2018	19.5533	18.4447	0
	02	2017	17.2436	19.5533	0
	02	2016	16.5531	17.2436	0
	02	2015	16.8003	16.5531	0
	02	2014	16.2543	16.8003	0
	02	2013	14.1781	16.2543	0
	02	2012	13.0530	14.1781	0
	02	2011	13.5091	13.0530	0

	03	2020	21.7544	24.3839	746,225
	03	2019	18.1625	21.7544	799,269
	03	2018	19.2820	18.1625	982,423
	03	2017	17.0292	19.2820	1,228,964
	03	2016	16.3722	17.0292	1,348,797
	03	2015	16.6421	16.3722	1,378,264
	03	2014	16.1259	16.6421	1,530,812
	03	2013	14.0876	16.1259	1,479,056
	03	2012	12.9896	14.0876	1,472,109
	03	2011	13.4639	12.9896	1,282,283

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS New Discovery Value Portfolio, Service Class	01	2020	31.5511	32.2858	12,506
	01	2019	23.9695	31.5511	12,637
	01	2018	27.3016	23.9695	14,333
	01	2017	24.0612	27.3016	22,942
	01	2016	19.2452	24.0612	29,731
	01	2015	20.0914	19.2452	21,948
	01	2014	19.7364	20.0914	22,241
	01	2013	14.3233	19.7364	24,568
	01	2012	13.2484	14.3233	23,122
	01	2011	14.3636	13.2484	24,360

	02	2020	30.6641	31.2974	0
	02	2019	23.3557	30.6641	0
	02	2018	26.6713	23.3557	0
	02	2017	23.5659	26.6713	0
	02	2016	18.8969	23.5659	0
	02	2015	19.7779	18.8969	0
	02	2014	19.4778	19.7779	0
	02	2013	14.1715	19.4778	0
	02	2012	13.1414	14.1715	0
	02	2011	14.2838	13.1414	0

	03	2020	30.1514	30.7296	179
	03	2019	22.9983	30.1514	774
	03	2018	26.3013	22.9983	860
	03	2017	23.2729	26.3013	817
	03	2016	18.6904	23.2729	1,172
	03	2015	19.5917	18.6904	3,307
	03	2014	19.3239	19.5917	3,314
	03	2013	14.0810	19.3239	3,675
	03	2012	13.0775	14.0810	4,904
	03	2011	14.2360	13.0775	4,875

MFS Mid Cap Growth Series, Service Class	01	2020	27.2829	36.6362	14,181
	01	2019	19.9997	27.2829	18,986
	01	2018	20.0826	19.9997	19,436
	01	2017	16.0693	20.0826	36,035
	01	2016	15.5705	16.0693	42,355
	01	2015	15.1136	15.5705	45,776
	01	2014	14.1126	15.1136	47,078
	01	2013	10.4256	14.1126	42,258
	01	2012	10.0000	10.4256	37,355

	02	2020	26.7921	35.8845	0
	02	2019	19.6905	26.7921	0
	02	2018	19.8234	19.6905	0
	02	2017	15.9024	19.8234	0
	02	2016	15.4479	15.9024	0
	02	2015	15.0328	15.4479	0
	02	2014	14.0728	15.0328	0
	02	2013	10.4225	14.0728	0
	02	2012	10.0000	10.4225	0

	03	2020	26.5089	35.4539	4,473
	03	2019	19.5104	26.5089	4,971
	03	2018	19.6707	19.5104	8,068
	03	2017	15.8029	19.6707	11,965
	03	2016	15.3747	15.8029	15,712
	03	2015	14.9844	15.3747	16,080
	03	2014	14.0489	14.9844	13,422
	03	2013	10.4207	14.0489	10,007
	03	2012	10.0000	10.4207	9,030

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS New Discovery Series, Service Class	01	2020	23.4782	33.7195	16,901
	01	2019	16.8456	23.4782	42,651
	01	2018	17.3752	16.8456	53,701
	01	2017	13.9409	17.3752	64,820
	01	2016	12.9888	13.9409	61,964
	01	2015	13.4553	12.9888	62,603
	01	2014	14.7445	13.4553	44,951
	01	2013	10.5837	14.7445	39,689
	01	2012	10.0000	10.5837	38,147

	02	2020	23.0559	33.0277	0
	02	2019	16.5852	23.0559	0
	02	2018	17.1509	16.5852	0
	02	2017	13.7962	17.1509	0
	02	2016	12.8866	13.7962	0
	02	2015	13.3833	12.8866	0
	02	2014	14.7029	13.3833	0
	02	2013	10.5806	14.7029	0
	02	2012	10.0000	10.5806	0

	03	2020	22.8121	32.6313	2,314
	03	2019	16.4335	22.8121	3,804
	03	2018	17.0188	16.4335	8,355
	03	2017	13.7098	17.0188	9,788
	03	2016	12.8255	13.7098	10,838
	03	2015	13.3402	12.8255	20,818
	03	2014	14.6779	13.3402	21,526
	03	2013	10.5788	14.6779	23,010
	03	2012	10.0000	10.5788	11,350

MFS Total Return Bond Series, Service Class	01	2020	11.7632	12.5529	6,787,633
	01	2019	10.8477	11.7632	7,135,504
	01	2018	11.1446	10.8477	7,948,622
	01	2017	10.8428	11.1446	9,983,498
	01	2016	10.5674	10.8428	10,146,514
	01	2015	10.7746	10.5674	10,497,058
	01	2014	10.3410	10.7746	11,254,008
	01	2013	10.6193	10.3410	11,743,340
	01	2012	10.0560	10.6193	12,761,383
	01	2011	10.0000	10.0560	74,444

	02	2020	11.5174	12.2589	0
	02	2019	10.6483	11.5174	305
	02	2018	10.9681	10.6483	0
	02	2017	10.6984	10.9681	260
	02	2016	10.4532	10.6984	235
	02	2015	10.6852	10.4532	7,736
	02	2014	10.2812	10.6852	0
	02	2013	10.5848	10.2812	0
	02	2012	10.0488	10.5848	0
	02	2011	10.0000	10.0488	0

	03	2020	11.3753	12.0902	932,860
	03	2019	10.5321	11.3753	1,004,830
	03	2018	10.8642	10.5321	1,122,682
	03	2017	10.6125	10.8642	1,378,031
	03	2016	10.3851	10.6125	1,384,769
	03	2015	10.6318	10.3851	1,407,740
	03	2014	10.2455	10.6318	1,573,770
	03	2013	10.5641	10.2455	1,738,608
	03	2012	10.0446	10.5641	1,687,879
	03	2011	10.0000	10.0446	3,144

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II	01	2020	32.6751	69.8726	4,703
	01	2019	25.1932	32.6751	16,551
	01	2018	23.8021	25.1932	28,881
	01	2017	16.8926	23.8021	40,838
	01	2016	17.4594	16.8926	24,671
	01	2015	15.8065	17.4594	18,550
	01	2014	15.1032	15.8065	7,012
	01	2013	10.3638	15.1032	23,732
	01	2012	9.2118	10.3638	1,296
	01	2011	10.0000	9.2118	550

	02	2020	31.9923	68.2368	0
	02	2019	24.7303	31.9923	0
	02	2018	23.4253	24.7303	0
	02	2017	16.6676	23.4253	0
	02	2016	17.2706	16.6676	0
	02	2015	15.6754	17.2706	0
	02	2014	15.0159	15.6754	0
	02	2013	10.3301	15.0159	0
	02	2012	9.2053	10.3301	0
	02	2011	10.0000	9.2053	0

	03	2020	31.5978	67.2982	146
	03	2019	24.4606	31.5978	281
	03	2018	23.2035	24.4606	394
	03	2017	16.5339	23.2035	2,238
	03	2016	17.1582	16.5339	810
	03	2015	15.5971	17.1582	1,917
	03	2014	14.9637	15.5971	1,212
	03	2013	10.3099	14.9637	1,250
	03	2012	9.2014	10.3099	873
	03	2011	10.0000	9.2014	167

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II	01	2020	29.2002	72.6058	13,542
	01	2019	21.1471	29.2002	24,715
	01	2018	19.3957	21.1471	28,243
	01	2017	14.1847	19.3957	32,781
	01	2016	15.7736	14.1847	33,857
	01	2015	17.0082	15.7736	32,539
	01	2014	16.9293	17.0082	32,783
	01	2013	12.4821	16.9293	35,137
	01	2012	11.6637	12.4821	30,006
	01	2011	12.7369	11.6637	33,733

	02	2020	28.3349	70.2734	0
	02	2019	20.5733	28.3349	0
	02	2018	18.9183	20.5733	0
	02	2017	13.8710	18.9183	0
	02	2016	15.4639	13.8710	0
	02	2015	16.7166	15.4639	0
	02	2014	16.6814	16.7166	0
	02	2013	12.3305	16.6814	0
	02	2012	11.5514	12.3305	0
	02	2011	12.6463	11.5514	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	27.8350	68.9339	2,183
	03	2019	20.2394	27.8350	5,344
	03	2018	18.6383	20.2394	9,564
	03	2017	13.6856	18.6383	11,049
	03	2016	15.2806	13.6856	11,928
	03	2015	16.5437	15.2806	11,698
	03	2014	16.5341	16.5437	13,733
	03	2013	12.2403	16.5341	10,500
	03	2012	11.4845	12.2403	10,059
	03	2011	12.5922	11.4845	9,321

Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Shares	01	2020	35.8833	48.2276	10,809
	01	2019	26.7752	35.8833	13,447
	01	2018	28.8616	26.7752	15,252
	01	2017	23.1254	28.8616	20,246
	01	2016	24.0255	23.1254	24,610
	01	2015	23.5836	24.0255	26,777
	01	2014	20.7651	23.5836	21,959
	01	2013	16.2632	20.7651	25,642
	01	2012	14.4867	16.2632	31,235
	01	2011	14.8892	14.4867	29,507

	02	2020	34.3292	46.0201	0
	02	2019	25.6815	34.3292	0
	02	2018	27.7544	25.6815	0
	02	2017	22.2951	27.7544	0
	02	2016	23.2218	22.2951	0
	02	2015	22.8526	23.2218	0
	02	2014	20.1725	22.8526	0
	02	2013	15.8392	20.1725	0
	02	2012	14.1450	15.8392	0
	02	2011	14.5748	14.1450	0

	03	2020	33.4367	44.7590	2,992
	03	2019	25.0499	33.4367	5,128
	03	2018	27.1112	25.0499	8,811
	03	2017	21.8102	27.1112	11,393
	03	2016	22.7514	21.8102	13,236
	03	2015	22.4238	22.7514	13,777
	03	2014	19.8243	22.4238	13,938
	03	2013	15.5895	19.8243	12,617
	03	2012	13.9434	15.5895	13,044
	03	2011	14.3890	13.9434	13,351

Invesco Oppenheimer V.I. Global Fund, Series II Shares	01	2020	31.5768	39.6661	21,697
	01	2019	24.3490	31.5768	28,468
	01	2018	28.5004	24.3490	44,702
	01	2017	21.1917	28.5004	57,830
	01	2016	21.5155	21.1917	57,575
	01	2015	21.0374	21.5155	70,966
	01	2014	20.8957	21.0374	70,872
	01	2013	16.6796	20.8957	76,472
	01	2012	13.9800	16.6796	65,535
	01	2011	15.4920	13.9800	65,294

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	30.3122	37.9795	0
	02	2019	23.4340	30.3122	0
	02	2018	27.5006	23.4340	0
	02	2017	20.5006	27.5006	0
	02	2016	20.8667	20.5006	0
	02	2015	20.4548	20.8667	0
	02	2014	20.3686	20.4548	0
	02	2013	16.3001	20.3686	0
	02	2012	13.6969	16.3001	0
	02	2011	15.2167	13.6969	0

	03	2020	29.5846	37.0143	3,167
	03	2019	22.9045	29.5846	5,416
	03	2018	26.9183	22.9045	9,569
	03	2017	20.0957	26.9183	18,932
	03	2016	20.4859	20.0957	18,565
	03	2015	20.1122	20.4859	25,403
	03	2014	20.0580	20.1122	26,172
	03	2013	16.0760	20.0580	26,266
	03	2012	13.5293	16.0760	12,135
	03	2011	15.0535	13.5293	23,458

PIMCO All Asset Portfolio, Advisor Class	01	2020	12.7134	13.5336	375,062
	01	2019	11.5326	12.7134	410,093
	01	2018	12.3644	11.5326	533,631
	01	2017	11.0539	12.3644	619,702
	01	2016	9.9244	11.0539	546,042
	01	2015	11.0781	9.9244	617,822
	01	2014	11.1789	11.0781	695,300
	01	2013	11.3195	11.1789	691,770
	01	2012	9.9952	11.3195	692,508
	01	2011	10.0000	9.9952	253,471

	02	2020	12.4477	13.2166	0
	02	2019	11.3207	12.4477	0
	02	2018	12.1686	11.3207	0
	02	2017	10.9067	12.1686	0
	02	2016	9.8172	10.9067	0
	02	2015	10.9862	9.8172	0
	02	2014	11.1143	10.9862	0
	02	2013	11.2827	11.1143	0
	02	2012	9.9881	11.2827	0
	02	2011	10.0000	9.9881	0

	03	2020	12.2942	13.0347	68,683
	03	2019	11.1971	12.2942	67,994
	03	2018	12.0533	11.1971	74,917
	03	2017	10.8191	12.0533	75,516
	03	2016	9.7532	10.8191	81,390
	03	2015	10.9313	9.7532	87,728
	03	2014	11.0756	10.9313	90,448
	03	2013	11.2606	11.0756	62,897
	03	2012	9.9838	11.2606	119,996
	03	2011	10.0000	9.9838	39,516

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
PIMCO Commodity RealReturn Strategy Portfolio, Administrative Class	01	2020	5.7111	5.7101	171,227
	01	2019	5.1952	5.7111	179,883
	01	2018	6.1333	5.1952	180,945
	01	2017	6.0858	6.1333	259,442
	01	2016	5.3572	6.0858	257,122
	01	2015	7.3096	5.3572	288,072
	01	2014	9.0833	7.3096	245,885
	01	2013	10.7945	9.0833	232,382
	01	2012	10.3833	10.7945	241,187
	01	2011	11.3856	10.3833	223,901

	02	2020	5.5087	5.4936	0
	02	2019	5.0240	5.5087	0
	02	2018	5.9466	5.0240	0
	02	2017	5.9157	5.9466	0
	02	2016	5.2206	5.9157	0
	02	2015	7.1414	5.2206	0
	02	2014	8.8969	7.1414	0
	02	2013	10.5998	8.8969	0
	02	2012	10.2220	10.5998	0
	02	2011	11.2372	10.2220	0

	03	2020	5.3920	5.3694	47,390
	03	2019	4.9247	5.3920	50,870
	03	2018	5.8375	4.9247	54,210
	03	2017	5.8156	5.8375	57,158
	03	2016	5.1402	5.8156	64,286
	03	2015	7.0421	5.1402	82,786
	03	2014	8.7866	7.0421	64,660
	03	2013	10.4844	8.7866	55,302
	03	2012	10.1262	10.4844	50,603
	03	2011	11.1489	10.1262	46,097

PIMCO CommodityRealReturn Strategy Portfolio, Advisor Class	01	2020	4.9621	4.9553	22,756
	01	2019	4.5171	4.9621	25,129
	01	2018	5.3371	4.5171	32,926
	01	2017	5.3013	5.3371	34,902
	01	2016	4.6781	5.3013	42,735
	01	2015	6.3792	4.6781	47,304
	01	2014	7.9462	6.3792	33,821
	01	2013	9.4448	7.9462	44,840
	01	2012	9.1080	9.4448	62,097
	01	2011	10.0000	9.1080	17,523

	02	2020	4.8584	4.8392	0
	02	2019	4.4341	4.8584	0
	02	2018	5.2526	4.4341	0
	02	2017	5.2306	5.2526	0
	02	2016	4.6275	5.2306	0
	02	2015	6.3263	4.6275	0
	02	2014	7.9003	6.3263	0
	02	2013	9.4141	7.9003	0
	02	2012	9.1016	9.4141	0
	02	2011	10.0000	9.1016	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	03	2020	4.7984	4.7725	12,085
	03	2019	4.3856	4.7984	12,453
	03	2018	5.2027	4.3856	12,280
	03	2017	5.1886	5.2027	12,337
	03	2016	4.5973	5.1886	11,430
	03	2015	6.2946	4.5973	18,298
	03	2014	7.8728	6.2946	17,831
	03	2013	9.3956	7.8728	15,927
	03	2012	9.0977	9.3956	14,646
	03	2011	10.0000	9.0977	4,603

PIMCO Emerging Markets Bond Portfolio, Administrative Class	01	2020	34.4400	36.2527	6,304
	01	2019	30.4103	34.4400	6,386
	01	2018	32.3596	30.4103	7,521
	01	2017	29.8473	32.3596	12,175
	01	2016	26.6936	29.8473	14,320
	01	2015	27.6807	26.6936	17,229
	01	2014	27.6386	27.6807	18,849
	01	2013	30.1154	27.6386	19,610
	01	2012	25.8936	30.1154	26,541
	01	2011	24.6842	25.8936	23,944

	02	2020	32.9614	34.6069	0
	02	2019	29.1796	32.9614	0
	02	2018	31.1304	29.1796	0
	02	2017	28.7871	31.1304	0
	02	2016	25.8107	28.7871	0
	02	2015	26.8332	25.8107	0
	02	2014	26.8604	26.8332	0
	02	2013	29.3420	26.8604	0
	02	2012	25.2930	29.3420	0
	02	2011	24.1727	25.2930	0

	03	2020	32.1121	33.6665	3,731
	03	2019	28.4688	32.1121	4,582
	03	2018	30.4162	28.4688	4,708
	03	2017	28.1676	30.4162	5,523
	03	2016	25.2939	28.1676	6,227
	03	2015	26.3361	25.2939	6,683
	03	2014	26.4031	26.3361	6,858
	03	2013	28.8864	26.4031	7,585
	03	2012	24.9385	28.8864	5,611
	03	2011	23.8702	24.9385	5,328

PIMCO Emerging Markets Bond Portfolio, Advisor Class	01	2020	13.3032	13.9894	5,697
	01	2019	11.7584	13.3032	6,446
	01	2018	12.5246	11.7584	14,146
	01	2017	11.5638	12.5246	16,012
	01	2016	10.3522	11.5638	10,230
	01	2015	10.7458	10.3522	11,545
	01	2014	10.7401	10.7458	13,979
	01	2013	11.7144	10.7401	14,162
	01	2012	10.0823	11.7144	22,050
	01	2011	10.0000	10.0823	13,152

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	13.0252	13.6617	0
	02	2019	11.5423	13.0252	0
	02	2018	12.3263	11.5423	0
	02	2017	11.4097	12.3263	0
	02	2016	10.2402	11.4097	0
	02	2015	10.6566	10.2402	0
	02	2014	10.6780	10.6566	0
	02	2013	11.6762	10.6780	0
	02	2012	10.0752	11.6762	0
	02	2011	10.0000	10.0752	0

	03	2020	12.8644	13.4736	855
	03	2019	11.4163	12.8644	871
	03	2018	12.2094	11.4163	12,158
	03	2017	11.3181	12.2094	13,331
	03	2016	10.1735	11.3181	13,596
	03	2015	10.6033	10.1735	13,897
	03	2014	10.6409	10.6033	15,176
	03	2013	11.6534	10.6409	15,389
	03	2012	10.0709	11.6534	13,206
	03	2011	10.0000	10.0709	12,972

PIMCO StocksPLUS® Global Portfolio, Advisor Class	01	2020	16.4478	18.3408	55
	01	2019	13.0736	16.4478	56
	01	2018	14.8480	13.0736	61
	01	2017	12.2369	14.8480	659
	01	2016	11.5124	12.2369	744
	01	2015	12.8265	11.5124	780
	01	2014	12.8855	12.8265	1,317
	01	2013	10.9583	12.8855	711
	01	2012	10.1202	10.9583	3,536
	01	2011	10.0000	10.1202	3,055

	02	2020	16.1041	17.9113	0
	02	2019	12.8333	16.1041	0
	02	2018	14.6129	12.8333	0
	02	2017	12.0740	14.6129	0
	02	2016	11.3879	12.0740	0
	02	2015	12.7201	11.3879	0
	02	2014	12.8111	12.7201	0
	02	2013	10.9226	12.8111	0
	02	2012	10.1130	10.9226	0
	02	2011	10.0000	10.1130	0

	03	2020	15.9054	17.6647	0
	03	2019	12.6933	15.9054	0
	03	2018	14.4744	12.6933	0
	03	2017	11.9770	14.4744	2,483
	03	2016	11.3137	11.9770	2,912
	03	2015	12.6565	11.3137	2,836
	03	2014	12.7665	12.6565	0
	03	2013	10.9012	12.7665	0
	03	2012	10.1087	10.9012	0
	03	2011	10.0000	10.1087	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
PIMCO Global Managed Asset Allocation Portfolio, Advisor Class	01	2020	13.9360	16.0456	3,932,459
	01	2019	12.0777	13.9360	4,482,715
	01	2018	12.9713	12.0777	5,262,897
	01	2017	11.5339	12.9713	6,525,688
	01	2016	11.2507	11.5339	7,254,442
	01	2015	11.4343	11.2507	8,033,921
	01	2014	11.0842	11.4343	8,682,312
	01	2013	12.2009	11.0842	10,413,267
	01	2012	11.3710	12.2009	12,341,987
	01	2011	11.7375	11.3710	11,511,241

	02	2020	13.5726	15.5870	591
	02	2019	11.7930	13.5726	161
	02	2018	12.6984	11.7930	0
	02	2017	11.3201	12.6984	64
	02	2016	11.0702	11.3201	131
	02	2015	11.2795	11.0702	3,325
	02	2014	10.9618	11.2795	0
	02	2013	12.0969	10.9618	0
	02	2012	11.3029	12.0969	0
	02	2011	11.6967	11.3029	0

	03	2020	13.3625	15.3235	444,475
	03	2019	11.6272	13.3625	514,094
	03	2018	12.5381	11.6272	602,787
	03	2017	11.1935	12.5381	752,372
	03	2016	10.9631	11.1935	856,829
	03	2015	11.1873	10.9631	1,051,932
	03	2014	10.8889	11.1873	1,158,984
	03	2013	12.0348	10.8889	1,456,205
	03	2012	11.2621	12.0348	1,507,599
	03	2011	11.6723	11.2621	1,363,738

Putnam VT Multi-Asset Absolute Return Fund, Class IB Shares	01	2020	10.6321	9.7146	277,404
	01	2019	10.1754	10.6321	271,746
	01	2018	11.1924	10.1754	299,852
	01	2017	10.6047	11.1924	382,856
	01	2016	10.6752	10.6047	434,107
	01	2015	10.8799	10.6752	410,518
	01	2014	10.6192	10.8799	326,456
	01	2013	10.3424	10.6192	287,598
	01	2012	10.0457	10.3424	116,035
	01	2011	10.0000	10.0457	54,781

	02	2020	10.4098	9.4871	0
	02	2019	9.9884	10.4098	0
	02	2018	11.0151	9.9884	0
	02	2017	10.4634	11.0151	0
	02	2016	10.5598	10.4634	0
	02	2015	10.7896	10.5598	0
	02	2014	10.5578	10.7896	0
	02	2013	10.3088	10.5578	0
	02	2012	10.0385	10.3088	0
	02	2011	10.0000	10.0385	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2020	10.2814	9.3565	39,984
	03	2019	9.8794	10.2814	37,901
	03	2018	10.9108	9.8794	54,055
	03	2017	10.3794	10.9108	59,035
	03	2016	10.4910	10.3794	59,375
	03	2015	10.7357	10.4910	60,420
	03	2014	10.5211	10.7357	59,156
	03	2013	10.2886	10.5211	56,205
	03	2012	10.0343	10.2886	34,695
	03	2011	10.0000	10.0343	10,059

Putnam VT Equity Income Fund, Class IB Shares	01	2020	26.7432	27.9129	21,798
	01	2019	20.7878	26.7432	20,509
	01	2018	23.0279	20.7878	29,694
	01	2017	19.6522	23.0279	51,294
	01	2016	17.5294	19.6522	38,743
	01	2015	18.3269	17.5294	24,407
	01	2014	16.4900	18.3269	44,891
	01	2013	12.6236	16.4900	31,177
	01	2012	10.7265	12.6236	6,367
	01	2011	10.0000	10.7265	0

	02	2020	26.1844	27.2592	0
	02	2019	20.4058	26.1844	0
	02	2018	22.6633	20.4058	0
	02	2017	19.3906	22.6633	0
	02	2016	17.3400	19.3906	0
	02	2015	18.1749	17.3400	0
	02	2014	16.3948	18.1749	0
	02	2013	12.5825	16.3948	0
	02	2012	10.7189	12.5825	0
	02	2011	10.0000	10.7189	0

	03	2020	25.8614	26.8841	720
	03	2019	20.1832	25.8614	4,695
	03	2018	22.4486	20.1832	5,686
	03	2017	19.2349	22.4486	7,055
	03	2016	17.2270	19.2349	10,109
	03	2015	18.0841	17.2270	10,372
	03	2014	16.3378	18.0841	7,009
	03	2013	12.5579	16.3378	808
	03	2012	10.7143	12.5579	0
	03	2011	10.0000	10.7143	46

Templeton Global Bond VIP Fund, Class 4	01	2020	10.8364	10.1180	39,296
	01	2019	10.7840	10.8364	50,308
	01	2018	10.7286	10.7840	58,043
	01	2017	10.6865	10.7286	56,376
	01	2016	10.5306	10.6865	48,779
	01	2015	11.1649	10.5306	49,879
	01	2014	11.1292	11.1649	40,746
	01	2013	11.1109	11.1292	49,791
	01	2012	9.7973	11.1109	22,801
	01	2011	10.0000	9.7973	5,022

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

	02	2020	10.6098	9.8809	0
	02	2019	10.5858	10.6098	0
	02	2018	10.5587	10.5858	0
	02	2017	10.5442	10.5587	0
	02	2016	10.4167	10.5442	0
	02	2015	11.0723	10.4167	0
	02	2014	11.0649	11.0723	0
	02	2013	11.0748	11.0649	0
	02	2012	9.7904	11.0748	0
	02	2011	10.0000	9.7904	0

	03	2020	10.4789	9.7449	1,612
	03	2019	10.4703	10.4789	4,833
	03	2018	10.4586	10.4703	4,756
	03	2017	10.4595	10.4586	8,571
	03	2016	10.3488	10.4595	8,407
	03	2015	11.0169	10.3488	8,080
	03	2014	11.0264	11.0169	4,993
	03	2013	11.0531	11.0264	3,026
	03	2012	9.7862	11.0531	3,936
	03	2011	10.0000	9.7862	2,342

Templeton Growth VIP Fund, Class 2	01	2020	24.2291	25.2881	12,664
	01	2019	21.3277	24.2291	12,839
	01	2018	25.3909	21.3277	18,452
	01	2017	21.7186	25.3909	25,605
	01	2016	20.0838	21.7186	28,467
	01	2015	21.7710	20.0838	35,592
	01	2014	22.7083	21.7710	46,338
	01	2013	17.5958	22.7083	50,142
	01	2012	14.7338	17.5958	40,472
	01	2011	16.0550	14.7338	45,848

	02	2020	23.1886	24.1398	0
	02	2019	20.4643	23.1886	0
	02	2018	24.4263	20.4643	0
	02	2017	20.9469	24.4263	0
	02	2016	19.4194	20.9469	0
	02	2015	21.1043	19.4194	0
	02	2014	22.0688	21.1043	0
	02	2013	17.1437	22.0688	0
	02	2012	14.3919	17.1437	0
	02	2011	15.7222	14.3919	0

	03	2020	22.5910	23.4837	2,712
	03	2019	19.9657	22.5910	4,651
	03	2018	23.8657	19.9657	8,748
	03	2017	20.4961	23.8657	11,611
	03	2016	19.0305	20.4961	10,476
	03	2015	20.7132	19.0305	11,607
	03	2014	21.6929	20.7132	11,910
	03	2013	16.8774	21.6929	12,194
	03	2012	14.1901	16.8774	12,409
	03	2011	15.5254	14.1901	13,331

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2021 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (877) 253-2323.

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Masters Choice II
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

APRIL 30, 2021

MASTERS CHOICE II

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

DELAWARE LIFE VARIABLE ACCOUNT F

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Masters Choice II (the “Contract”) issued by Delaware Life Insurance Company (the “Company” or “Delaware Life”) in connection with Delaware Life Variable Account F (the “Variable Account”) which is not included in the Prospectus dated April 30, 2021. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581, or by telephoning (877) 253-2323.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

DELAWARE LIFE INSURANCE COMPANY

Group One Thousand One, LLC is the Company’s immediate corporate parent. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

2

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. You should consult a qualified tax professional.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS
Non-Tax-Deferred Account	$16,856	$28,413	$47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59 1⁄2, a 10% federal penalty tax.

3

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.

•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.

•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.

•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1⁄2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b	)	-	d
c

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

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(d)

is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period:

(a)	the net asset value of a fund equals $ 18.38;

(b)	the per share amount of any dividend or capital gains distributions equal $0;

(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32; and

(d)

the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322674 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00322674)	=	14.6115633

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

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Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period

B	equals the Net Investment Factor for the current Valuation Period

C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323092 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00323092) x 0.99991902	=	12.3845638

Example of Variable Annuity Payment Calculations

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;

•

at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and

•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

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Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845638	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Delaware Life Insurance Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2018, 2019, and 2020, were approximately, $65,608,771, $60,507,109, and $57,664,042 respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The financial statements of Delaware Life Insurance Company and each of the subaccounts of the Delaware Life Variable Account F included in Form N-VPFS filed on April 29, 2021 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements are incorporated by reference to Form N-VPFS filed on April 29, 2021 for Delaware Life Insurance Company and Delaware Life Variable Account F. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

C.	Financial Statements of the Registrant (Part B)

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)	Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997); Exhibit (1)

(2)	Not Applicable;

(3)(a)	Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(a)

(3)(b)(i)	Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009); Exhibit (3)(b)(i)

(3)(b)(ii)	Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009); Exhibit (3)(b)(2)

(3)(b)(iii)	Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010); Exhibit (3)(b)(iii)

(3)(b)(iv)	Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010); Exhibit (3)(b)(iv)

(3)(c)(i)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(c)(1)

(3)(c)(ii)	Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(c)(ii)

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); Exhibit (3)(c)(iii)

(4)(a)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on February 22, 2002); Exhibit (4)(a)

(4)(b)	Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on February 22, 2002); Exhibit (4)(b)

(4)(c)	Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on February 22, 2002); Exhibit (4)(c)

(4)(d)	Sun Income Riser III Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010); Exhibit (4)(d)

(4)(e)	Sun Income Maximizer Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010); Exhibit (4)(e)

(4)(f)	Sun Income Maximizer Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010); Exhibit (4)(f)

(5)(a)	Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002); Exhibit (5)(a)

(5)(b)	Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed February 14, 2002); Exhibit (5)(b)

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014); Exhibit (6(a)

(6)(b)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014); Exhibit (6)(b)

(7)	Amended and Restated Reinsurance Agreement between Delaware Life Insurance Company and Hannover Life Reassurance Company of America (Incorporated herein by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2019); Exhibit (7)

(8)(a)	Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018): Exhibit (8)(a)

(8)(b)	Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005); Exhibit (8)(b)

(8)(c)	Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(c)

(8)(d)	Participation Agreement, dated February 17, 1998, as amended through July 23, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(d)

(8)(e)	Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-102278, filed on December 31, 2002); Exhibit (8)(e)

(8)(f)	Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(f)

(8)(g)	Participation Agreement, dated December 3, 2007, as amended through May 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(g)

(8)(h)	Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(h)

(8)(i)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008); Exhibit (8)(i)

(8)(j)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005); Exhibit (8)(j)

(8)(k)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007); Exhibit (8)(k)

(8)(l)	Participation Agreement, dated August 1, 2011, as amended through May 16, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(l)

(8)(m)	Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011); Exhibit (8)(m)

(8)(n)	Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011); Exhibit (8)(n)

(8)(o)	Participation Agreement, dated April 24, 2009, as amended through May 29, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, JPMorgan Insurance Trust and J. P. Morgan Investment Management Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(o)

(8)(p)	Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(p)

(8)(q)	Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (8)(q)

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 29, 1998); Exhibit (13)

(14)(a)	Powers of Attorney (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-238865, filed on June 2, 2020); Exhibit (14)(a)

(14)(b)	Resolution of the Board of Directors of the Depositor dated April 22, 2021, authorizing the use of powers of attorney for Officer signatures;*

(15)	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC;* and

(16)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143354, filed on April 29, 2015.) Exhibit (16)

*	Filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen	Director
811 Turnberry Lane Northbrook, IL 60062

David E. Sams, Jr.	Chairman and Director
Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451

Daniel J. Towriss	Chief Executive Officer and President and Director
Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451

Michael S. Bloom	Senior Vice President and General Counsel and
Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Secretary

Andrew F. Kenney	Chief Investment Officer
Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451

Michael K. Moran	Senior Vice President and Chief Accounting Officer and
Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Treasurer

James D. Purvis	Chief Operating Officer
Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451

Robert S. Sabatino	Senior Vice President, Information Technology and
Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Operations

Fang L. Wang	Chief Financial Officer
Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451

Michelle B. Wilcon	Senior Vice President, Human Resources
Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of Group One Thousand One, LLC, the Depositor and Registrant is filed herewith as Exhibit 15. None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 1, 2021, there were 3,875 qualified and 1,890 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or at the offices of se2, llc at 5801 SW 6th Avenue, Topeka, Kansas 66636-0001.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)

Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 29th day of April, 2021.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

	SIGNATURE	TITLE	DATE

	/s/ David E. Sams, Jr.*	Chairman and Director	April 29, 2021
David E. Sams, Jr.

	/s/ Daniel J. Towriss*	Chief Executive Officer and President and Director	April 29, 2021
	Daniel J. Towriss	(Principal Executive Officer)

	/s/ Michael K. Moran*	Senior Vice President and Chief Accounting	April 29, 2021
	Michael K. Moran	Officer and Treasurer
(Principal Accounting Officer)

	/s/ Fang L. Wang	Chief Financial Officer (Principal Financial Officer)	April 29, 2021
Fang L. Wang

	/s/ Dennis A. Cullen*	Director	April 29, 2021
Dennis A. Cullen

*By:	/s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 29, 2021
	Kenneth N. Crowley	Dennis A. Cullen, Director
David E. Sams, Jr., Chairman and Director
Daniel J. Towriss, Chief Executive Officer, President, and Director;
Michael K. Moran, Senior Vice President, Chief Accounting Officer, and Treasurer
Fang L. Wang, Chief Financial Officer

*

Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-238865, filed on June 2, 2020. Resolution of the Board of Directors is included herein as Exhibit 14(b).

EXHIBIT INDEX

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(b)	Resolution of the Board of Directors

(15)	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC